As Filed with the U.S. Securities and Exchange Commission on July 25, 2013

1933 Act File No. 002-14213

1940 Act File No. 811-00816

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
__________________
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 137 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 137 ☒
(Check appropriate box or boxes.)
__________________
American Century Mutual Funds, Inc. (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices)(Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: July 26, 2013

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on July 26, 2013, at 8:30 AM (Central) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 26, 2013

American Century Investments

Prospectus

Growth Fund

   Investor Class (TWCGX)

   Institutional Class (TWGIX)

   A Class (TCRAX)

   C Class (TWRCX)

   R Class (AGWRX)

   R6 Class (AGRDX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	7
Investing Directly with American Century Investments	9
Investing Through a Financial Intermediary	11
Additional Policies Affecting Your Investment	16
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24
Financial Highlights	25

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	0.97%	0.77%	0.97%	0.97%	0.97%	0.62%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.97%	0.77%	1.22%	1.97%	1.47%	0.62%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$99	$310	$537	$1,190
Institutional Class	$79	$246	$428	$955
A Class	$692	$941	$1,207	$1,967
C Class	$200	$619	$1,063	$2,293
R Class	$150	$466	$803	$1,756
R6 Class	$63	$199	$346	$775

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Calendar Year Total Returns

Highest Performance Quarter
(1Q 2012): 15.91%

Lowest Performance Quarter
(4Q 2008): -22.91%

As of June 30, 2013, the most

recent calendar quarter end, the

fund’s Investor Class year-to-date

return was 9.60%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	13.91%	2.26%	7.48%	—	06/30/1971
Return After Taxes on Distributions	13.23%	1.98%	7.32%	—	06/30/1971
Return After Taxes on Distributions and Sale of Fund Shares	9.96%	1.91%	6.61%	—	06/30/1971
Institutional Class Return Before Taxes	14.14%	2.46%	7.69%	—	06/16/1997
A Class[1] Return Before Taxes	7.08%	0.80%	6.59%	—	06/04/1997
C Class Return Before Taxes	12.79%	1.24%[2]	6.42%[2]	—	03/01/2010
R Class Return Before Taxes	13.33%	1.75%	—	5.91%	08/29/2003
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	—	—

[1]	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

[2]

Historical performance for C Class prior to its inception is based on the performance of Investor Class shares. C Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Gregory J. Woodhams, CFA, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining the advisor in 1997.

E. A. Prescott LeGard, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1999.

4

Purchase and Sale of Fund Shares

The fund is closed to new investors as of August 31, 2011. You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund and the NT Growth fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
Growth	0.97%	0.77%	0.97%	0.97%	0.97%	N/A1

[1]

The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650% of the first $2 billion of strategy assets, 0.645% of the next $2 billion, 0.630% of the next $2 billion, 0.620% of the next $2 billion, 0.610% of the next $2 billion, 0.600% of the next $2 billion, 0.590% of the next $2 billion, 0.580% of the next $2 billion, 0.570% of the next $2 billion, 0.560% of the next $2 billion, 0.550% of the next $5 billion, and 0.450% over $25 billion.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective  of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

9

Ways to Manage Your Account

Online

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Exchange shares from another American Century Investments account with an identical registration.

Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.

Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.

* Online redemptions up to $25,000 per day per account.

In person

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

By telephone

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

By mail or fax

 Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.

Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

Automatically

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

10

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

R6 Class

R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

11

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

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Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•

Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•

Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•

Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

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Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased,

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unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Closed Fund Policies

The fund is closed to new investors as of August 31, 2011. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains as long as they own shares of the fund. The fund is generally closed to other investors; however, investors who meet any of the following criteria may invest in the fund:

•

financial intermediaries, who trade using omnibus by fund accounts and have received prior approval from the fund, may permit additional investments in the following product types: broker-dealer sponsored fee-based wrap discretionary asset allocation model portfolio products, bank/wealth management discretionary model portfolio products, employer-sponsored retirement plan non-open architecture products, and insurance contracts, provided the fund had been established (or was in the process of being established) as an investment option in the plan or product prior to the fund’s closing.

•	participants in employer-sponsored retirement plans. In addition, participants in employer-sponsored retirement plans who hold a position in the fund will be permitted to open an IRA Rollover account.
•	certain funds of funds and 529 college savings plans advised by American Century Investments.
•	members of the fund’s portfolio management team.

Financial intermediaries may not allow new investors in the fund or add new investors to existing omnibus accounts, other than as specifically provided above. If you are a current fund shareholder and close an existing fund account, you will not be able to make additional investments in the fund unless you meet one of the specified criteria.

Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional and R6 Classes)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000[1]
Employer-sponsored retirement plans[2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

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Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Eligibility for R6 Class Shares

The fund’s R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.

R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts (R6 Class)

There is no minimum initial investment amount or subsequent investment amount for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.

Redemptions

If you sell C, or in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

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Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within seven days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

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American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

22

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

23

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge these classes lower unified management fees. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

American Century Investments does not pay any service, distribution or administrative fees to financial intermediaries on R6 Class shares.

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Financial Highlights

Understanding the Financial Highlights

The table on the next few pages itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old). Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

25

Growth Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$27.48	0.12	2.98	3.10	(0.25)	(0.87)	(1.12)	$29.46	11.62%	0.97%(4)	0.86%(4)	31%	$5,944,040
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
2011	$24.00	0.16	1.81	1.97	(0.09)	—	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
2010	$20.28	0.10	3.68	3.78	(0.06)	—	(0.06)	$24.00	18.65%	1.00%	0.43%	86%	$4,440,152
2009	$17.69	0.09	2.58	2.67	(0.08)	—	(0.08)	$20.28	15.25%	1.00%	0.50%	114%	$3,372,274
2008	$26.78	0.04	(9.10)	(9.06)	(0.03)	—	(0.03)	$17.69	(33.86)%	1.00%	0.16%	129%	$2,617,302
Institutional Class
2013(3)	$27.75	0.15	3.01	3.16	(0.26)	(0.87)	(1.13)	$29.78	11.76%	0.77%(4)	1.06%(4)	31%	$2,547,546
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
2011	$24.23	0.20	1.84	2.04	(0.14)	—	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
2010	$20.47	0.14	3.72	3.86	(0.10)	—	(0.10)	$24.23	18.90%	0.80%	0.63%	86%	$1,106,748
2009	$17.86	0.12	2.61	2.73	(0.12)	—	(0.12)	$20.47	15.45%	0.80%	0.70%	114%	$549,496
2008	$27.03	0.08	(9.17)	(9.09)	(0.08)	—	(0.08)	$17.86	(33.71)%	0.80%	0.36%	129%	$286,262
A Class(5)
2013(3)	$27.00	0.08	2.94	3.02	(0.23)	(0.87)	(1.10)	$28.92	11.53%	1.22%(4)	0.61%(4)	31%	$777,758
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313
2011	$23.60	0.08	1.79	1.87	(0.02)	—	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634
2010	$19.94	0.04	3.62	3.66	—(6)	—	—(6)	$23.60	18.37%	1.25%	0.18%	86%	$369,142
2009	$17.40	0.04	2.54	2.58	(0.04)	—	(0.04)	$19.94	14.99%	1.25%	0.25%	114%	$214,371
2008	$26.36	(0.02)	(8.94)	(8.96)	—	—	—	$17.40	(34.03)%	1.25%	(0.09)%	129%	$141,441

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013(3)	$26.98	(0.02)	2.92	2.90	(0.17)	(0.87)	(1.04)	$28.84	11.07%	1.97%(4)	(0.14)%(4)	31%	$14,274
2012	$25.55	(0.12)	2.46	2.34	—	(0.91)	(0.91)	$26.98	9.55%	1.97%	(0.46)%	74%	$14,084
2011	$23.85	(0.12)	1.82	1.70	—	—	—	$25.55	7.13%	1.98%	(0.42)%	79%	$14,730
2010(7)	$22.10	(0.10)	1.85	1.75	—	—	—	$23.85	7.92%	2.00%(4)	(0.66)%(4)	86%(8)	$6,219
R Class
2013(3)	$26.82	0.05	2.91	2.96	(0.21)	(0.87)	(1.08)	$28.70	11.37%	1.47%(4)	0.36%(4)	31%	$133,605
2012	$25.28	0.01	2.44	2.45	—(6)	(0.91)	(0.91)	$26.82	10.12%	1.47%	0.04%	74%	$115,208
2011	$23.49	—(6)	1.79	1.79	—	—	—	$25.28	7.62%	1.48%	0.08%	79%	$79,569
2010	$19.90	(0.02)	3.61	3.59	—	—	—	$23.49	18.10%	1.50%	(0.07)%	86%	$20,325
2009	$17.35	(0.01)	2.56	2.55	—(6)	—	—(6)	$19.90	14.67%	1.50%	0.00%(9)	114%	$7,656
2008	$26.37	(0.08)	(8.94)	(9.02)	—	—	—	$17.35	(34.21)%	1.50%	(0.34)%	129%	$3,280

(1)     Computed using average shares outstanding throughout the period.

(2)     Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)     Six months ended April 30, 2013 (unaudited).

(4)     Annualized.

(5)     Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)     Per-share amount was less than $0.005.

(7)     March 1, 2010 (commencement of sale) through October 31, 2010.

(8)     Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

(9)     Ratio was less than 0.005%.

Notes

Notes

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
Growth Fund
Investor Class	020	Grwth
Institutional Class	320	Grwth
A Class	720	Grwth
C Class	1220	Grwth
R Class	120	Grwth
R6 Class	1420	Grwth

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-PRS-78904   1307

July 26, 2013

American Century Investments

Prospectus

Heritage Fund

   Investor Class (TWHIX)

   Institutional Class (ATHIX)

   A Class (ATHAX)

   B Class (ATHBX) (closed)

   C Class (AHGCX)

   R Class (ATHWX)

    R6 Class (ATHDX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchase of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information. The fund’s B Class shares are not available for purchase, except through exchanges and dividend reinvestments.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	B	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for C Class shares)	None	None	None	5.00%	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	B	C	R	R6
Management Fee	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.81%	1.26%	2.01%	2.01%	1.51%	0.66%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 year	3 years	5 years	10 years
Investor Class	$103	$322	$559	$1,236
Institutional Class	$83	$259	$450	$1,002
A Class	$696	$952	$1,228	$2,010
B Class	$604	$932	$1,184	$2,142
B Class (if shares not redeemed)	$204	$632	$1,084	$2,142
C Class	$204	$632	$1,084	$2,334
R Class	$154	$478	$824	$1,800
R6 Class	$68	$212	$368	$823

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase securities of larger-sized companies as well.

Also, although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Mid Cap Stocks – The fund invests in mid-sized and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

3

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(3Q 2010): 18.36%

Lowest Performance Quarter
(4Q 2008): -26.63%

As of June 30, 2013, the most recent

calendar quarter end, the fund’s

Investor Class year-to-date return

was 11.13%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	16.04%	0.97%	11.03%	—	11/10/1987
Return After Taxes on Distributions	15.68%	0.87%	10.78%	—	11/10/1987
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	0.81%	9.84%	—	11/10/1987
Institutional Class Return Before Taxes	16.26%	1.18%	11.25%	—	06/16/1997
A Class[1] Return Before Taxes	9.13%	-0.46%	10.10%	—	07/11/1997
B Class Return Before Taxes	10.94%	-0.23%	—	1.03%	09/28/2007
C Class Return Before Taxes	14.88%	-0.03%	9.94%	—	06/26/2001
R Class Return Before Taxes	15.47%	0.47%	—	1.71%	09/28/2007
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%	—	—

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this change.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

David M. Hollond, Chief Investment Officer, U.S. Growth Equity – Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2007.

Greg Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using a variety of other analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase securities of larger-sized companies as well. When determining the size of a company, the portfolio managers may consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

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What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the stock may fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund generally invests in medium-sized and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
Heritage	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%	N/A1

[1]	The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650%.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

David M. Hollond

Mr. Hollond, Chief Investment Officer, U.S. Growth Equity –Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2007. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in Russian and economics from Grinnell College, a master’s degree in economics from the University of Wisconsin, a master’s degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School at the University of Pennsylvania.

Greg Walsh

Mr. Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2003 as an investment analyst. He became a portfolio manager in 2008. He has a bachelor of art degree in economics and accounting from Claremont McKenna College and an MBA from The Wharton School at the University of Pennsylvania.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

Online

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Exchange shares from another American Century Investments account with an identical registration.

Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.

Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.

* Online redemptions up to $25,000 per day per account.

In person

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

By telephone

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

By mail or fax

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.

Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

Automatically

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

B Class

Effective December 1, 2009, the B Class is not available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds.

B Class shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. These shares have a contingent deferred sales charge when redeemed within six years of purchase, and are available through broker-dealers and other financial intermediaries. See CDSC Waivers below for a full description of the waivers that may be available. B Class shares convert to A Class shares eight years after purchase.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

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R6 Class

R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

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For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•

Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•

Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•

Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

B Class

The fund’s B Class shares are not available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds. B Class shares were sold at their net asset value without an initial sales charge. If you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment it made to your financial professional for purchases of B Class shares prior to December 1, 2009. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

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C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC for A, B or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
■ 12% of the original purchase cost for B Class shares
■ 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

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Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional and R6 Classes)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

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Eligibility for R6 Class Shares

The fund’s R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.

R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts (R6 Class)

There is no minimum initial investment amount or subsequent investment amount for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

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Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within seven days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

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American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge these classes lower unified management fees. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, B Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

American Century Investments does not pay any service, distribution or administrative fees to financial intermediaries on R6 Class shares.

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Financial Highlights

Understanding the Financial Highlights

The table on the next few pages itemizes what contributed to the changes in share price during the most recently ended fiscal period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or shorter period if the share class is not five years old). Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

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Heritage Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$22.44	(0.02)	2.67	2.65	—	(0.47)	(0.47)	$24.62	12.00%	1.00%(4)	(0.14)%(4)	32%	$2,701,717
2012	$20.51	(0.06)	1.99	1.93	—	—	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
2011	$19.21	(0.07)	1.37	1.30	—	—	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
2010	$14.32	(0.07)	4.96	4.89	—	—	—	$19.21	34.15%	1.01%	(0.45)%	114%	$1,886,729
2009	$13.15	(0.02)	1.32	1.30	(0.13)	—	(0.13)	$14.32	10.16%	1.01%	(0.19)%	155%	$1,342,418
2008	$22.83	(0.09)	(8.53)	(8.62)	—	(1.06)	(1.06)	$13.15	(39.54)%	1.00%	(0.47)%	172%	$1,261,784
Institutional Class
2013(3)	$23.01	0.01	2.73	2.74	—	(0.47)	(0.47)	$25.28	12.10%	0.80%(4)	0.06%(4)	32%	$219,479
2012	$20.99	(0.01)	2.03	2.02	—	—	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
2011	$19.62	(0.03)	1.40	1.37	—	—	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
2010	$14.60	(0.04)	5.07	5.03	(0.01)	—	(0.01)	$19.62	34.44%	0.81%	(0.25)%	114%	$115,261
2009	$13.41	—(5)	1.34	1.34	(0.15)	—	(0.15)	$14.60	10.33%	0.81%	0.01%	155%	$92,343
2008	$23.21	(0.05)	(8.69)	(8.74)	—	(1.06)	(1.06)	$13.41	(39.41)%	0.80%	(0.27)%	172%	$86,835
A Class
2013(3)	$21.74	(0.04)	2.58	2.54	—	(0.47)	(0.47)	$23.81	11.88%	1.25%(4)	(0.39)%(4)	32%	$1,027,747
2012	$19.92	(0.11)	1.93	1.82	—	—	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795
2011	$18.70	(0.12)	1.34	1.22	—	—	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051
2010	$13.98	(0.11)	4.83	4.72	—	—	—	$18.70	33.76%	1.26%	(0.70)%	114%	$803,692
2009	$12.84	(0.06)	1.30	1.24	(0.10)	—	(0.10)	$13.98	9.89%	1.26%	(0.44)%	155%	$518,768
2008	$22.37	(0.13)	(8.34)	(8.47)	—	(1.06)	(1.06)	$12.84	(39.69)%	1.25%	(0.72)%	172%	$351,962

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013(3)	$21.54	(0.12)	2.55	2.43	—	(0.47)	(0.47)	$23.50	11.48%	2.00%(4)	(1.14)%(4)	32%	$3,069
2012	$19.89	(0.27)	1.92	1.65	—	—	—	$21.54	8.30%	2.01%	(1.28)%	72%	$3,051
2011	$18.81	(0.28)	1.36	1.08	—	—	—	$19.89	5.74%	2.01%	(1.35)%	95%	$3,574
2010	$14.16	(0.24)	4.89	4.65	—	—	—	$18.81	32.84%	2.01%	(1.45)%	114%	$3,997
2009	$13.01	(0.16)	1.33	1.17	(0.02)	—	(0.02)	$14.16	8.99%	2.01%	(1.19)%	155%	$3,425
2008	$22.82	(0.26)	(8.49)	(8.75)	—	(1.06)	(1.06)	$13.01	(40.16)%	2.00%	(1.47)%	172%	$1,770
C Class
2013(3)	$20.09	(0.12)	2.38	2.26	—	(0.47)	(0.47)	$21.88	11.40%	2.00%(4)	(1.14)%(4)	32%	$123,631
2012	$18.55	(0.25)	1.79	1.54	—	—	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
2011	$17.55	(0.26)	1.26	1.00	—	—	—	$18.55	5.75%	2.01%	(1.35)%	95%	$115,641
2010	$13.21	(0.22)	4.56	4.34	—	—	—	$17.55	32.85%	2.01%	(1.45)%	114%	$85,381
2009	$12.13	(0.14)	1.24	1.10	(0.02)	—	(0.02)	$13.21	9.07%	2.01%	(1.19)%	155%	$51,745
2008	$21.35	(0.26)	(7.90)	(8.16)	—	(1.06)	(1.06)	$12.13	(40.16)%	2.00%	(1.47)%	172%	$32,812
R Class
2013(3)	$21.99	(0.08)	2.61	2.53	—	(0.47)	(0.47)	$24.05	11.70%	1.50%(4)	(0.64)%(4)	32%	$48,293
2012	$20.20	(0.16)	1.95	1.79	—	—	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
2011	$19.01	(0.18)	1.37	1.19	—	—	—	$20.20	6.26%	1.51%	(0.85)%	95%	$32,023
2010	$14.24	(0.16)	4.93	4.77	—	—	—	$19.01	33.50%	1.51%	(0.95)%	114%	$17,544
2009	$13.08	(0.11)	1.34	1.23	(0.07)	—	(0.07)	$14.24	9.58%	1.51%	(0.69)%	155%	$4,775
2008	$22.83	(0.17)	(8.52)	(8.69)	—	(1.06)	(1.06)	$13.08	(39.86)%	1.50%	(0.97)%	172%	$496

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended April 30, 2013 (unaudited).

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

Notes

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
Heritage Fund
Investor Class	030	Heritage
Institutional Class	330	Heritage
A Class	730	Heritage
B Class (closed)	630	Heritage
C Class	430	Heritage
R Class	230	Heritage
R6 Class	1430	Heritage

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-PRS-78906   1307

July 26, 2013

American Century Investments

Prospectus

NT Growth Fund

   Institutional Class (ACLTX)

   R6 Class (ACDTX)

The fund is available for purchase only by certain funds
of funds advised by American Century Investments.
The fund is closed to other investors.

The Securities and Exchange Commission has
not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	11
Taxes	13
Multiple Class Information	15
Financial Highlights	16

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional	R6
Management Fee	0.77%	0.62%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.77%	0.62%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$79	$246	$428	$955
R6 Class	$63	$199	$346	$775

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

2

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Calendar Year Total Returns

Highest Performance Quarter
(2Q 2009): 15.77%

Lowest Performance Quarter
(4Q 2008): -22.96%

As of June 30, 2013, the most

recent calendar quarter end,

the fund’s Institutional Class

year-to-date return was 10.02%.

3

Average Annual Total Returns

For the calendar year ended December 31, 2012	1 year	5 years	Since Inception	Inception Date
Institutional Class Return Before Taxes	13.84%	2.48%	5.64%	05/12/2006
Return After Taxes on Distributions	13.19%	2.21%	5.25%	05/12/2006
Return After Taxes on Distributions and Sale of Fund Shares	9.89%	2.10%	4.80%	05/12/2006
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	4.97%	04/30/2006

The after-tax returns are shown only for Institutional Class shares. After-tax returns for other share classes will vary. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Gregory J. Woodhams, CFA, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006.

E. A. Prescott LeGard, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006.

Purchase and Sale of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

4

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

5

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. A portion of the Institutional Class’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund and the Growth fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Institutional Class	R6 Class
NT Growth	0.77%	N/A1

1 The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650% of the first $2 billion of strategy assets, 0.645% of the next $2 billion, 0.630% of the next $2 billion, 0.620% of the next $2 billion, 0.610% of the next $2 billion, 0.600% of the next $2 billion, 0.590% of the next $2 billion, 0.580% of the next $2 billion, 0.570% of the next $2 billion, 0.560% of the next $2 billion, 0.550% of the next $5 billion and 0.450% over $25 billion.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing with American Century Investments

Purchase of Fund Shares

The fund’s Institutional Class shares are available for purchase only by certain funds of funds advised by American Century Investments. The fund’s R6 Class shares are available for purchase by certain funds of funds advised by American Century that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

9

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

10

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

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Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers two classes of shares, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because American Century does not pay any service, distribution or administrative fees to the financial intermediaries offering such funds of funds, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class may have different exchange privileges.

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Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustment that American Century Investments considers necessary for a fair representation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

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NT Growth Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013(3)	$12.72	0.06	1.41	1.47	(0.10)	(0.40)	(0.50)	$13.69	11.91%	0.77%(4)	0.99%(4)	35%	$842,109
2012	$11.92	0.09	1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
2011	$11.06	0.09	0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
2010	$9.34	0.06	1.71	1.77	(0.05)	—	(0.05)	$11.06	18.94%	0.79%	0.63%	95%	$340,417
2009	$8.13	0.06	1.21	1.27	(0.06)	—	(0.06)	$9.34	15.88%	0.80%	0.67%	132%	$208,337
2008	$12.87	0.04	(4.19)	(4.15)	(0.03)	(0.56)	(0.59)	$8.13	(33.68)%	0.80%	0.38%	136%	$83,440

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended April 30, 2013 (unaudited).

(4)	Annualized.

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
NT Growth Fund
Institutional Class	432	NTGrwth
R6 Class	1432	NTGrwth

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-3533 or 816-531-5575

Investment Company Act File No. 811-0816

CL-PRS-78905   1307

July 26, 2013

American Century Investments

Prospectus

NT VistaSM Fund

   Institutional Class (ACLWX)

   R6 Class (ACDUX)

The fund is available for purchase only by certain funds
of funds advised by American Century Investments.
The fund is closed to other investors.

The Securities and Exchange Commission has
not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	11
Taxes	13
Multiple Class Information	15
Financial Highlights	16

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional	R6
Management Fee	0.80%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.66%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$83	$259	$450	$1,002
R6 Class	$68	$212	$368	$823

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies.

2

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Mid Cap Stocks – The fund invests in mid-sized and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Calendar Year Total Returns

Highest Performance Quarter
(1Q 2012): 16.67%

Lowest Performance Quarter
(4Q 2008): -25.63%

As of June 30, 2013, the most

recent calendar quarter end, the

fund's Institutional Class year-to-

date return was 11.59%.

3

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	Since Inception	Inception Date
Institutional Class Return Before Taxes	15.58%	-3.25%	1.58%	05/12/2006
Return After Taxes on Distributions	15.56%	-3.31%	1.54%	05/12/2006
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	-2.74%	1.35%	05/12/2006
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	4.46%	04/30/2006

The after-tax returns are shown only for Institutional Class shares. After-tax returns for other share classes will vary. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Bradley J. Eixmann, CFA, Vice President and Portfolio Manager has been a member of the team that manages the fund since 2006.

Bryan Unterhalter, Portfolio Manager, has been a member of the team that manages the fund since 2008.

Purchase and Sale of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

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Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using a variety of analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase securities of larger-sized companies as well. When determining the size of a company, the portfolio managers may consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

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What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the stock may fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund generally invests in medium sized and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. A portion of the Institutional Class’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Institutional Class	R6 Class
NT Vista	0.80%	N/A1

1 The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650%.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

7

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Bradley J. Eixmann

Mr. Eixmann, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 2002 as an investment analyst. He became a Portfolio Manager in 2007. He has a bachelor’s degree in managerial studies and economics from Rice University and an MBA in finance from the University of Texas. He is a CFA charterholder.

Bryan Unterhalter

Mr. Unterhalter, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2008 as a senior investment analyst. He became a portfolio manager in 2010. He has a BA from the University of Texas at Austin and an MBA in finance from University of St. Thomas, Cameron School of Business.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing with American Century Investments

Purchase of Fund Shares

The fund’s Institutional Class shares are available for purchase only by certain funds of funds advised by American Century Investments. The fund’s R6 Class shares are available for purchase by certain funds of funds advised by American Century that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

9

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

10

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

11

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a “regulated investment company.” Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

13

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

14

Multiple Class Information

The fund offers two classes of shares, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because American Century does not pay any service, distribution or administrative fees to the financial intermediaries offering such funds of funds, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class may have different exchange privileges.

15

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustment that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

16

NT Vista Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013(3)	$10.61	—(4)	1.42	1.42	(0.02)	—	(0.02)	$12.01	13.38%	0.80%(5)	0.08%(5)	33%	$393,591
2012	$10.03	—(4)	0.74	0.74	—	(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
2011	$9.44	(0.03)	0.62	0.59	—	—	—	$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
2010	$7.50	(0.02)	1.96	1.94	—(4)	—	—(4)	$9.44	26.05%	0.80%	(0.26)%	152%	$161,304
2009	$7.62	(0.02)	(0.10)	(0.12)	—	—	—	$7.50	(1.71)%	0.80%	(0.35)%	190%	$91,237
2008	$13.42	(0.04)	(5.73)	(5.77)	—	(0.03)	(0.03)	$7.62	(43.09)%	0.81%	(0.35)%	183%	$40,136

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended April 30, 2013 (unaudited).

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
NT Vista Fund
Institutional Class	455	NTVista
R6 Class	1455	NTVista

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-3533 or 816-531-5575

Investment Company Act File No. 811-0816

CL-PRS-78910  1307

July 26, 2013

American Century Investments

Prospectus

Select Fund

   Investor Class (TWCIX)

   Institutional Class (TWSIX)

   A Class (TWCAX)

   C Class (ACSLX)

   R Class (ASERX)

   R6 Class (ASDEX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentageof offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	1.00%	0.80%	1.00%	1.00%	1.00%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	0.80%	1.25%	2.00%	1.50%	0.65%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789
R6 Class	$67	$208	$363	$811

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Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider a company’s valuation and profitability. Other analytical techniques include evaluating stock price momentum, as well as identifying additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Calendar Year Total Returns

Highest Performance Quarter
(1Q 2012): 17.25%

Lowest Performance Quarter
(4Q 2008): -21.82%

As of June 30, 2013, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 7.42%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.74%	1.63%	5.75%	—	06/30/1971
Return After Taxes on Distributions	14.63%	1.55%	5.50%	—	06/30/1971
Return After Taxes on Distributions and Sale of Fund Shares	9.75%	1.38%	4.98%	—	06/30/1971
Institutional Class Return Before Taxes	14.97%	1.84%	5.96%	—	03/13/1997
A Class[1] Return Before Taxes	7.89%	0.19%	4.87%	—	08/08/1997
C Class Return Before Taxes	13.62%	0.62%	—	5.04%	01/31/2003
R Class Return Before Taxes	14.20%	1.13%	—	3.06%	07/29/2005
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	—	—

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Keith Lee, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2001.

Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider a company’s valuation and profitability. Other analytical techniques include evaluating stock price momentum, as well as identifying additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s growth style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
Select	1.00%	0.80%	1.00%	1.00%	1.00%	N/A1

1 The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650% of the first $2 billion of strategy assets, 0.645% of the next $2 billion, 0.630% of the next $2 billion, 0.620% of the next $2 billion, 0.610% of the next $2 billion, 0.600% of the next $2 billion, 0.590% of the next $2 billion, 0.580% of the next $2 billion, 0.570% of the next $2 billion, 0.560% of the next $2 billion, 0.550% of the next $5 billion, and 0.450% over $25 billion.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

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The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Keith Lee

Mr. Lee, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2001. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.

Michael Li

Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended The Wharton School at the University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

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Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

Online

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Exchange shares from another American Century Investments account with an identical registration.

Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.

Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.

* Online redemptions up to $25,000 per day per account.

In person

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

By telephone

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

By mail or fax

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.

Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

Automatically

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

R6 Class

R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

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Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

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Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•

Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•

Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•

Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional and R6 Classes)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000[1]
Employer-sponsored retirement plans[2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

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Eligibility for R6 Class Shares

The fund’s R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.

R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts (R6 Class)

There is no minimum initial investment amount or subsequent investment amount for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.

Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

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Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within seven days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

• within seven days of the purchase, or
• within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

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American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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 Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

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If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge these classes lower unified management fees. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

American Century Investments does not pay any service, distribution or administrative fees to financial intermediaries on R6 Class shares.

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Financial Highlights

Understanding the Financial Highlights

The table on the next few pages itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

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Select Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$43.52	0.26	3.68	3.94	(0.31)	—	(0.31)	$47.15	9.10%	1.00%(4)	1.14%(4)	14%	$1,952,664
2012	$39.14	0.17	4.31	4.48	(0.10)	—	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
2011	$35.54	0.10	3.62	3.72	(0.12)	—	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
2010	$30.58	0.11	5.01	5.12	(0.16)	—	(0.16)	$35.54	16.78%	1.01%	0.34%	35%	$1,722,138
2009	$26.25	0.19	4.40	4.59	(0.26)	—	(0.26)	$30.58	17.77%	1.00%	0.75%	31%	$1,591,621
2008	$45.58	0.07	(16.10)	(16.03)	—	(3.30)	(3.30)	$26.25	(37.71)%	1.00%	0.19%	64%	$1,448,954
Institutional Class
2013(3)	$44.04	0.22	3.82	4.04	(0.33)	—	(0.33)	$47.75	9.23%	0.80%(4)	1.34%(4)	14%	$37,369
2012	$39.60	0.24	4.38	4.62	(0.18)	—	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
2011	$35.95	0.18	3.67	3.85	(0.20)	—	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
2010	$30.94	0.18	5.06	5.24	(0.23)	—	(0.23)	$35.95	17.02%	0.81%	0.54%	35%	$4,563
2009	$26.56	0.28	4.41	4.69	(0.31)	—	(0.31)	$30.94	18.00%	0.80%	0.95%	31%	$3,950
2008	$45.98	0.15	(16.27)	(16.12)	—	(3.30)	(3.30)	$26.56	(37.60)%	0.80%	0.39%	64%	$94,419
A Class
2013(3)	$42.85	0.20	3.63	3.83	(0.28)	—	(0.28)	$46.40	8.98%	1.25%(4)	0.89%(4)	14%	$41,427
2012	$38.54	0.06	4.26	4.32	(0.01)	—	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355
2011	$34.99	—(5)	3.58	3.58	(0.03)	—	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573
2010	$30.11	0.03	4.93	4.96	(0.08)	—	(0.08)	$34.99	16.48%	1.26%	0.09%	35%	$20,666
2009	$25.85	0.13	4.33	4.46	(0.20)	—	(0.20)	$30.11	17.47%	1.25%	0.50%	31%	$19,824
2008	$45.05	(0.02)	(15.88)	(15.90)	—	(3.30)	(3.30)	$25.85	(37.88)%	1.25%	(0.06)%	64%	$19,450

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013(3)	$40.75	0.01	3.47	3.48	(0.19)	—	(0.19)	$44.04	8.56%	2.00%(4)	0.14%(4)	14%	$7,323
2012	$36.92	(0.25)	4.08	3.83	—	—	—	$40.75	10.37%	2.00%	(0.59)%	17%	$5,666
2011	$33.74	(0.28)	3.46	3.18	—	—	—	$36.92	9.43%	2.00%	(0.74)%	17%	$571
2010	$29.19	(0.20)	4.75	4.55	—	—	—	$33.74	15.63%	2.01%	(0.66)%	35%	$390
2009	$25.05	(0.06)	4.22	4.16	(0.02)	—	(0.02)	$29.19	16.58%	2.00%	(0.25)%	31%	$314
2008	$44.07	(0.29)	(15.43)	(15.72)	—	(3.30)	(3.30)	$25.05	(38.34)%	2.00%	(0.81)%	64%	$394
R Class
2013(3)	$42.86	0.08	3.70	3.78	(0.25)	—	(0.25)	$46.39	8.85%	1.50%(4)	0.64%(4)	14%	$2,820
2012	$38.64	(0.06)	4.28	4.22	—	—	—	$42.86	10.92%	1.50%	(0.09)%	17%	$1,456
2011	$35.14	(0.08)	3.58	3.50	—	—	—	$38.64	9.96%	1.50%	(0.24)%	17%	$59
2010	$30.24	(0.05)	4.95	4.90	—	—	—	$35.14	16.20%	1.51%	(0.16)%	35%	$29
2009	$25.96	0.06	4.36	4.42	(0.14)	—	(0.14)	$30.24	17.17%	1.50%	0.25%	31%	$43
2008	$45.33	(0.11)	(15.96)	(16.07)	—	(3.30)	(3.30)	$25.96	(38.03)%	1.50%	(0.31)%	64%	$32

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended April 30, 2013 (unaudited).

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

Notes

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
Select Fund
Investor Class	021	Select
Institutional Class	321	Select
A Class	721	Select
C Class	412	Select
R Class	123	Select
R6 Class	1421	Select

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-PRS-78907   1307

July 26, 2013

American Century Investments

Prospectus

Small Cap Growth Fund

   Investor Class (ANOIX)

   Institutional Class (ANONX)

   A Class (ANOAX)

   B Class (ANOBX) (closed)

   C Class (ANOCX)

   R Class (ANORX)

   R6 Class (ANODX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	18
Share Price and Distributions	22
Taxes	24
Multiple Class Information	26
Financial Highlights	27

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information. The fund’s B Class shares are not available for purchase, except through exchanges and dividend reinvestments.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	B	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for C Class shares)	None	None	None	5.00%	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged for shares held less than 60 days)	2.00%	2.00%	None	None	None	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	B	C	R	R6
Management Fee	1.42%	1.22%	1.42%	1.42%	1.42%	1.42%	1.07%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.46%	1.26%	1.71%	2.46%	2.46%	1.96%	1.11%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$149	$462	$798	$1,745
Institutional Class	$129	$400	$692	$1,522
A Class	$739	$1,084	$1,451	$2,476
B Class	$650	$1,068	$1,411	$2,607
B Class (if shares not redeemed)	$250	$768	$1,311	$2,607
C Class	$250	$768	$1,311	$2,791
R Class	$199	$616	$1,058	$2,282
R6 Class	$113	$353	$612	$1,351

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its assets in small cap companies. The portfolio managers consider small cap companies to include those with a market capitalization that does not exceed that of the largest company in the Russell 2000 Growth Index.

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also may consider companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Small Cap Stocks – The smaller companies in which the fund invests may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	IPO Risk – The fund’s performance may be affected by investments in initial public offerings.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(4Q 2003): 21.51%

Lowest Performance Quarter
(3Q 2011): -25.36%

As of June 30, 2013, the most recent

calendar quarter end, the fund’s

Investor Class year-to-date return

was 16.56%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.59%	0.47%	9.53%	—	06/01/2001
Return After Taxes on Distributions	14.56%	0.46%	9.19%	—	06/01/2001
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	0.40%	8.36%	—	06/01/2001
Institutional Class Return Before Taxes	14.64%	0.63%	—	1.90%	05/18/2007
A Class Return Before Taxes	7.69%	-0.96%	—	8.93%	01/31/2003
B Class Return Before Taxes	9.50%	-0.74%	—	8.77%	01/31/2003
C Class Return Before Taxes	13.44%	-0.56%	—	8.80%	01/31/2003
R Class Return Before Taxes	13.83%	-0.05%	—	-0.35%	09/28/2007
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%	—	—

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Matthew Ferretti, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

Jeffrey B. Otto, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

Under normal market conditions, the fund will invest at least 80% of its assets in small cap companies. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The portfolio managers consider small cap companies to be those that, at the time of purchase, have a market capitalization no greater than that of the largest company in the Russell 2000 Growth Index. Though market capitalization will change from time to time, as of December 31, 2012, the market capitalization of the largest company in the Russell 2000 Growth Index was approximately $4.7 billion.

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using a variety of analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also may consider companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

If the companies in which the fund invests are successful, these companies may grow into larger-sized companies. In addition, if the portfolio managers determine that the availability of small cap companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest up to 20% of the fund’s assets in medium- and large-sized companies.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information, see Portfolio Turnover in the statement of additional information.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

6

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s characteristics no longer meet the fund’s investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Because the fund generally invests in smaller companies, it may be more volatile, and subject to greater short-term risk, than funds that invest primarily in larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on the fund’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s growth style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
Small Cap Growth	1.42%	1.22%	1.42%	1.42%	1.42%	1.42%	N/A1

1 The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 1.150% of the first $250 million of strategy assets, 0.900% of the next $250 million, 0.800% of the next $250 million and 0.750% over $750 million.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Matthew Ferretti

Mr. Ferretti, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder.

Jeffrey B. Otto

Mr. Otto, Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century in 2004, became an analyst in 2006 and a portfolio manager in 2013. He has a bachelor’s degree in business administration from the University of Missouri. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

Online

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Exchange shares from another American Century Investments account with an identical registration.

Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.

Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.

* Online redemptions up to $25,000 per day per account.

In person

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

By telephone

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

By mail or fax

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.

Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

Automatically

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

B Class

Effective December 1, 2009, the B Class is not available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds.

B Class shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. These shares have a contingent deferred sales charge when redeemed within six years of purchase, and are available through broker-dealers and other financial intermediaries. See CDSC Waivers below for a full description of the waivers that may be available. B Class shares convert to A Class shares eight years after purchase.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

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R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

R6 Class

R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

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Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•

Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•

Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•

Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

B Class

The fund’s B Class shares are not available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds. B Class shares were sold at their net asset value without an initial sales charge. If you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment it made to your financial professional for purchases of B Class shares prior to December 1, 2009. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

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Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC for A, B or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
■ 12% of the original purchase cost for B Class shares
■ 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

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Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Some shares are subject to a redemption fee if they are exchanged in this manner (see Redemptions under Additional Policies Affecting Your Investment).

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

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Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional and R6 Classes)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000[1]
Employer-sponsored retirement plans[2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

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Eligibility for R6 Class Shares

The fund’s R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.

R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts (R6 Class)

There is no minimum initial investment amount or subsequent investment amount for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.

Redemptions

Investor, Institutional and R Class shares held for less than 60 days are subject to a redemption fee of 2.00%. The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. This fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See Abusive Trading Practices, page 20.

However, not all of the financial intermediaries who offer the fund are currently able to track and charge the redemption fee. American Century Investments is working with those providers to combat abusive trading and encouraging them to develop systems to track the redemption fee and otherwise employ tactics to combat abusive trading practices.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

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Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Shares redeemed in this manner may be subject to a redemption fee if held less than a specified number of days (see Redemptions under Additional Policies Affecting Your Investment). A, B and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within seven days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

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To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See Redemptions under Additional Policies Affecting Your Investment for a complete description of the redemption fee applicable to the fund.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

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Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

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Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge these classes lower unified management fees. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, B Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

American Century Investments does not pay any service, distribution or administrative fees to financial intermediaries on R6 Class shares.

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Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old). Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return — the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio — the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio — the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover — the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

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Small Cap Growth Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(4)	$8.79	—(5)	1.34	1.34	(0.02)	—	(0.02)	$10.11	15.26%	1.43%(6)	0.01%(6)	36%	$164,828
2012	$8.06	(0.01)	0.74	0.73	—	—	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
2011	$7.45	(0.07)	0.68	0.61	—	—	—	$8.06	8.19%	1.40%	(0.84)%	108%	$166,243
2010	$5.47	(0.03)	2.01	1.98	—	—	—	$7.45	36.20%	1.42%	(0.48)%	183%	$142,793
2009	$5.57	(0.02)	(0.08)	(0.10)	—	—	—	$5.47	(1.80)%	1.41%	(0.40)%	204%	$170,125
2008	$9.42	(0.04)	(3.73)	(3.77)	—	(0.08)	(0.08)	$5.57	(40.34)%	1.36%	(0.49)%	148%	$222,017
Institutional Class
2013(4)	$8.88	0.01	1.35	1.36	(0.02)	—	(0.02)	$10.22	15.39%	1.23%(6)	0.21%(6)	36%	$90,549
2012	$8.13	0.01	0.74	0.75	—	—	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
2011	$7.50	(0.05)	0.68	0.63	—	—	—	$8.13	8.40%	1.20%	(0.64)%	108%	$105,520
2010	$5.49	(0.02)	2.03	2.01	—	—	—	$7.50	36.61%	1.22%	(0.28)%	183%	$114,513
2009	$5.59	(0.01)	(0.09)	(0.10)	—	—	—	$5.49	(1.79)%	1.21%	(0.20)%	204%	$108,261
2008	$9.43	(0.02)	(3.74)	(3.76)	—	(0.08)	(0.08)	$5.59	(40.19)%	1.16%	(0.29)%	148%	$91,791
A Class
2013(4)	$8.63	(0.01)	1.31	1.30	(0.01)	—	(0.01)	$9.92	15.22%	1.68%(6)	(0.24)%(6)	36%	$100,622
2012	$7.94	(0.03)	0.72	0.69	—	—	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665
2011	$7.35	(0.09)	0.68	0.59	—	—	—	$7.94	8.03%	1.65%	(1.09)%	108%	$115,741
2010	$5.41	(0.05)	1.99	1.94	—	—	—	$7.35	35.86%	1.67%	(0.73)%	183%	$126,763
2009	$5.53	(0.03)	(0.09)	(0.12)	—	—	—	$5.41	(2.17)%	1.66%	(0.65)%	204%	$114,026
2008	$9.37	(0.06)	(3.70)	(3.76)	—	(0.08)	(0.08)	$5.53	(40.45)%	1.61%	(0.74)%	148%	$129,791

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013(4)	$8.21	(0.04)	1.25	1.21	—	—	—	$9.42	14.74%	2.43%(6)	(0.99)%(6)	36%	$1,265
2012	$7.60	(0.09)	0.70	0.61	—	—	—	$8.21	8.03%	2.42%	(1.12)%	62%	$1,623
2011	$7.10	(0.15)	0.65	0.50	—	—	—	$7.60	7.04%	2.40%	(1.84)%	108%	$2,197
2010	$5.26	(0.09)	1.93	1.84	—	—	—	$7.10	34.98%	2.42%	(1.48)%	183%	$3,107
2009	$5.41	(0.07)	(0.08)	(0.15)	—	—	—	$5.26	(2.77)%	2.41%	(1.40)%	204%	$2,976
2008	$9.25	(0.11)	(3.65)	(3.76)	—	(0.08)	(0.08)	$5.41	(40.97)%	2.36%	(1.49)%	148%	$2,846
C Class
2013(4)	$8.24	(0.04)	1.25	1.21	—	—	—	$9.45	14.68%	2.43%(6)	(0.99)%(6)	36%	$11,863
2012	$7.63	(0.09)	0.70	0.61	—	—	—	$8.24	7.99%	2.42%	(1.12)%	62%	$11,291
2011	$7.13	(0.15)	0.65	0.50	—	—	—	$7.63	7.01%	2.40%	(1.84)%	108%	$12,691
2010	$5.28	(0.09)	1.94	1.85	—	—	—	$7.13	35.04%	2.42%	(1.48)%	183%	$13,476
2009	$5.44	(0.07)	(0.09)	(0.16)	—	—	—	$5.28	(2.94)%	2.41%	(1.40)%	204%	$11,608
2008	$9.29	(0.11)	(3.66)	(3.77)	—	(0.08)	(0.08)	$5.44	(40.91)%	2.36%	(1.49)%	148%	$12,983
R Class
2013(4)	$8.56	(0.02)	1.31	1.29	(0.01)	—	(0.01)	$9.84	15.04%	1.93%(6)	(0.49)%(6)	36%	$1,593
2012	$7.89	(0.04)	0.71	0.67	—	—	—	$8.56	8.49%	1.92%	(0.62)%	62%	$1,570
2011	$7.33	(0.11)	0.67	0.56	—	—	—	$7.89	7.64%	1.90%	(1.34)%	108%	$1,266
2010	$5.41	(0.06)	1.98	1.92	—	—	—	$7.33	35.49%	1.92%	(0.98)%	183%	$998
2009	$5.54	(0.06)	(0.07)	(0.13)	—	—	—	$5.41	(2.35)%	1.91%	(0.90)%	204%	$545
2008	$9.42	(0.06)	(3.74)	(3.80)	—	(0.08)	(0.08)	$5.54	(40.66)%	1.86%	(0.99)%	148%	$108

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended April 30, 2013 (unaudited).

(5)	Per-share amount was less than $0.005.

(6)	Annualized.

Notes

Notes

Notes

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
Small Cap Growth Fund
Investor Class	136	SmCapGrowth
Institutional Class	336	SmCapGrowth
A Class	106	SmCapGrowth
B Class	306	SmCapGrowth
C Class	436	SmCapGrowth
R Class	236	SmCapGrowth
R6 Class	1436	SmCapGrowth

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-PRS-78908  1307

  July 26, 2013

American Century Investments

Prospectus

Ultra® Fund

   Investor Class (TWCUX)

   Institutional Class (TWUIX)

   A Class (TWUAX)

   C Class (TWCCX)

   R Class (AULRX)

   R6 Class (AULDX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	22
Taxes	24
Multiple Class Information	26
Financial Highlights	27

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	0.99%	0.79%	0.99%	0.99%	0.99%	0.64%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.99%	0.79%	1.24%	1.99%	1.49%	0.64%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$101	$316	$548	$1,213
Institutional Class	$81	$253	$439	$978
A Class	$694	$946	$1,218	$1,988
C Class	$202	$625	$1,073	$2,314
R Class	$152	$472	$814	$1,778
R6 Class	$66	$205	$357	$799

2

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies.

Principal Risks

•	Growth Stocks — Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•

Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•

Foreign Securities — The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Calendar Year Total Returns

Highest Performance Quarter
(1Q 2012): 15.53%

Lowest Performance Quarter
(4Q 2008): -21.50%

As of June 30, 2013, the most recent

calendar quarter end, the fund’s

Investor Class year-to-date return

was 9.91%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.18%	1.21%	5.93%	—	11/02/1981
Return After Taxes on Distributions	14.10%	1.16%	5.40%	—	11/02/1981
Return After Taxes on Distributions and Sale of Fund Shares	9.33%	1.02%	5.16%	—	11/02/1981
Institutional Class Return Before Taxes	14.39%	1.42%	6.14%	—	11/14/1996
A Class[1] Return Before Taxes	7.33%	-0.23%	5.05%	—	10/02/1996
C Class Return Before Taxes	13.04%	0.21%	4.89%	—	10/29/2001
R Class Return Before Taxes	13.59%	0.70%	—	4.03%	08/29/2003
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	—	—
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%	—	—

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

4

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Keith Lee, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s principal investment strategies?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the stock may fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

6

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2012	Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
Ultra	0.99%	0.79%	0.99%	0.99%	0.99%	N/A1

1 The R6 Class had not commenced operations as of October 31, 2012. The management fee for the R6 Class will be 0.650% of the first $2 billion of strategy assets, 0.645% of the next $2 billion, 0.630% of the next $2 billion, 0.620% of the next $2 billion, 0.610% of the next $2 billion, 0.600% of the next $2 billion, 0.590% of the next $2 billion, 0.580% of the next $2 billion, 0.570% of the next $2 billion, 0.560% of the next $2 billion, 0.550% of the next $5 billion, and 0.450% over $25 billion.

Effective August 1, 2013, the advisor waived 0.01 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2012.

8

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Keith Lee

Mr. Lee, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.

Michael Li

Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended The Wharton School at the University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

9

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

10

Ways to Manage Your Account

Online

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Exchange shares from another American Century Investments account with an identical registration.

Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.

Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.

* Online redemptions up to $25,000 per day per account.

In person

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

By telephone

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

By mail or fax

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.

Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

Automatically

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

11

Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

R6 Class

R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

12

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

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Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•

Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•

Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•

Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A and C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

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Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

Buying and Selling Shares Through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional and R6 Classes)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000[1]
Employer-sponsored retirement plans[2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

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Eligibility for R6 Class Shares

The fund’s R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.

R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts (R6 Class)

There is no minimum initial investment amount or subsequent investment amount for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.

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Redemptions

If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within seven days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century

Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund's NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange nor traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

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Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, to your home address or to another person or address by check.

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Taxes

Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If the fund’s distributions exceed its taxable income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

24

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

25

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge these classes lower unified management fees. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, C Class and R Class shares each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

American Century Investments does not pay any service, distribution or administrative fees to financial intermediaries on R6 Class shares.

26

Financial Highlights

Understanding the Financial Highlights

The table on the next few pages itemizes what contributed to the changes in share price during the most recently ended fiscal period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. Because the R6 Class is new, it is not included.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow for the fiscal year ended October 31, 2012 and prior have been audited by Deloitte & Touche LLP. The information for the six-month period ended April 30, 2013, has been derived from the fund’s unaudited financial statements and includes all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report for the year ended October 31, 2012, which is available upon request. The fund’s unaudited financial statements are included in the fund’s semiannual report for the six-months ended April 30, 2013, which is available upon request.

27

Ultra Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$25.68	0.10	2.70	2.80	(0.13)	—	(0.13)	$28.35	10.95%	0.99%(4)	0.76%(4)	12%	$6,504,151
2012	$23.42	0.06	2.20	2.26	—	—	—	$25.68	9.65%	0.99%	0.26%	13%	$6,194,268
2011	$21.22	0.04	2.20	2.24	(0.04)	—	(0.04)	$23.42	10.59%	0.99%	0.16%	13%	$5,984,972
2010	$17.82	0.05	3.44	3.49	(0.09)	—	(0.09)	$21.22	19.63%	1.00%	0.25%	24%	$5,906,158
2009	$15.67	0.11	2.12	2.23	(0.08)	—	(0.08)	$17.82	14.35%	1.00%	0.69%	53%	$5,435,051
2008	$33.48	0.08	(9.95)	(9.87)	—	(7.94)	(7.94)	$15.67	(38.02)%	0.99%	0.36%	152%	$5,275,836
Institutional Class
2013(3)	$26.32	0.12	2.77	2.89	(0.15)	—	(0.15)	$29.06	11.01%	0.79%(4)	0.96%(4)	12%	$77,511
2012	$23.95	0.12	2.25	2.37	—	—	—	$26.32	9.90%	0.79%	0.46%	13%	$52,362
2011	$21.69	0.08	2.27	2.35	(0.09)	—	(0.09)	$23.95	10.85%	0.79%	0.36%	13%	$52,751
2010	$18.22	0.09	3.51	3.60	(0.13)	—	(0.13)	$21.69	19.81%	0.80%	0.45%	24%	$45,791
2009	$16.02	0.14	2.17	2.31	(0.11)	—	(0.11)	$18.22	14.58%	0.80%	0.89%	53%	$73,933
2008	$33.98	0.15	(10.17)	(10.02)	—	(7.94)	(7.94)	$16.02	(37.89)%	0.79%	0.56%	152%	$76,339
A Class
2013(3)	$24.89	0.07	2.60	2.67	(0.11)	—	(0.11)	$27.45	10.78%	1.24%(4)	0.51%(4)	12%	$64,912
2012	$22.75	—(5)	2.14	2.14	—	—	—	$24.89	9.41%	1.24%	0.01%	13%	$63,461
2011	$20.62	(0.02)	2.15	2.13	—	—	—	$22.75	10.33%	1.24%	(0.09)%	13%	$62,304
2010	$17.33	—(5)	3.33	3.33	(0.04)	—	(0.04)	$20.62	19.24%	1.25%	0.00%(6)	24%	$68,109
2009	$15.23	0.07	2.07	2.14	(0.04)	—	(0.04)	$17.33	14.14%	1.25%	0.44%	53%	$77,484
2008	$32.83	0.03	(9.69)	(9.66)	—	(7.94)	(7.94)	$15.23	(38.19)%	1.24%	0.11%	152%	$85,723

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013(3)	$22.83	(0.03)	2.39	2.36	(0.06)	—	(0.06)	$25.13	10.35%	1.99%(4)	(0.24)%(4)	12%	$1,666
2012	$21.02	(0.17)	1.98	1.81	—	—	—	$22.83	8.61%	1.99%	(0.74)%	13%	$1,464
2011	$19.20	(0.17)	1.99	1.82	—	—	—	$21.02	9.48%	1.99%	(0.84)%	13%	$678
2010	$16.22	(0.13)	3.11	2.98	—	—	—	$19.20	18.45%	2.00%	(0.75)%	24%	$789
2009	$14.32	(0.04)	1.94	1.90	—	—	—	$16.22	13.20%	2.00%	(0.31)%	53%	$884
2008	$31.54	(0.13)	(9.15)	(9.28)	–	(7.94)	(7.94)	$14.32	(38.63)%	1.99%	(0.64)%	152%	$891
R Class
2013(3)	$24.66	0.03	2.60	2.63	(0.10)	—	(0.10)	$27.19	10.68%	1.49%(4)	0.26%(4)	12%	$5,733
2012	$22.60	(0.06)	2.12	2.06	—	—	—	$24.66	9.12%	1.49%	(0.24)%	13%	$5,595
2011	$20.54	(0.08)	2.14	2.06	—	—	—	$22.60	10.03%	1.49%	(0.34)%	13%	$4,173
2010	$17.26	(0.05)	3.33	3.28	—	—	—	$20.54	19.00%	1.50%	(0.25)%	24%	$3,260
2009	$15.17	0.03	2.07	2.10	(0.01)	—	(0.01)	$17.26	13.84%	1.50%	0.19%	53%	$3,056
2008	$32.80	(0.03)	(9.66)	(9.69)	—	(7.94)	(7.94)	$15.17	(38.35)%	1.49%	(0.14)%	152%	$3,276

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended April 30, 2013 (unaudited).

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	Ratio was less than 0.005%.

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm, the financial statements included in the fund’s annual report to shareholders dated October 31, 2012 and the financial statements (unaudited) included in the fund’s semiannual report to shareholders dated April 30, 2013.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The Securities and Exchange Commission (SEC)

Information about the fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
Ultra Fund
Investor Class	022	Ultra
Institutional Class	322	Ultra
A Class	722	Ultra
C Class	422	Ultra
R Class	122	Ultra
R6 Class	1422	Ultra

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com

Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-PRS-78909   1307

July 26, 2013

American Century Investments

Statement of Additional Information

American Century Mutual Funds, Inc.

All Cap Growth Fund
(formerly Giftrust® Fund)

Investor Class (TWGTX)

Institutional Class (ACAJX)

A Class (ACAQX)

C Class (ACAHX)

R Class (ACAWX)

Balanced Fund

Investor Class (TWBIX)

Institutional Class (ABINX)

Capital Value Fund

Investor Class (ACTIX)

Institutional Class (ACPIX)

A Class (ACCVX)

Focused Growth Fund

Investor Class (AFSIX)

Institutional Class (AFGNX)

A Class (AFGAX)

C Class (AFGCX)

R Class (AFGRX)

Fundamental Equity Fund

Investor Class (AFDIX)

Institutional Class (AFEIX)

A Class (AFDAX)

B Class (AFDBX) (closed)

C Class (AFDCX)

R Class (AFDRX)

Growth Fund

Investor Class (TWCGX)

Institutional Class (TWGIX)

A Class (TCRAX)

C Class (TWRCX)

R Class (AGWRX)

R6 Class (AGRDX)

Heritage Fund

Investor Class (TWHIX)

Institutional Class (ATHIX)

A Class (ATHAX)

B Class (ATHBX) (closed)

C Class (AHGCX)

R Class (ATHWX)

R6 Class (ATHDX)

New Opportunities Fund

Investor Class (TWNOX)

Institutional Class (TWNIX)

A Class (TWNAX)

C Class (TWNCX)

R Class (TWNRX)

NT Growth Fund

Institutional Class (ACLTX)

R6 Class (ACDTX)

NT VistaSM Fund

Institutional Class (ACLWX)

R6 Class (ACDUX)

Select Fund

Investor Class (TWCIX)

Institutional Class (TWSIX)

A Class (TWCAX)

C Class (ACSLX)

R Class (ASERX)

R6 Class (ASDEX)

Small Cap Growth Fund

Investor Class (ANOIX)

Institutional Class (ANONX)

A Class (ANOAX)

B Class (ANOBX) (closed)

C Class (ANOCX)

R Class (ANORX)

R6 Class (ANODX)

Ultra® Fund

Investor Class (TWCUX)

Institutional Class (TWUIX)

A Class (TWUAX)

C Class (TWCCX)

R Class (AULRX)

R6 Class (AULDX)

Veedot® Fund

Investor Class (AMVIX)

Institutional Class (AVDIX)

VistaSM Fund

Investor Class (TWCVX)

Institutional Class (TWVIX)

A Class (TWVAX)

C Class (AVNCX)

R Class (AVTRX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated
March 1, 2013 and July 26, 2013, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ website at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual and semiannual reports by calling 1-800-345-2021.

The Funds’ History	2
Fund Investment Guidelines	4
All Cap Growth, Focused Growth, Fundamental Equity, Growth, Heritage, New Opportunities, NT Growth, NT Vista, Select, Small Cap Growth, Ultra, Veedot and Vista	4
Balanced	5
Capital Value	6
Fund Investments and Risks	6
Investment Strategies and Risks	6
Investment Policies	23
Temporary Defensive Measures	25
Portfolio Turnover	26
Disclosure of Portfolio Holdings	26
Management	31
The Board of Directors	31
Officers	38
Code of Ethics	38
Proxy Voting Guidelines	38
The Funds’ Principal Shareholders	40
Service Providers	40
Investment Advisor	40
Portfolio Managers	46
Transfer Agent and Administrator	52
Sub-Administrator	52
Distributor	53
Custodian Bank	53
Independent Registered Public Accounting Firm	53
Brokerage Allocation	53
Regular Broker-Dealers	55
Information About Fund Shares	57
Multiple Class Structure	57
Valuation of a Fund’s Securities	60
Taxes	61
Federal Income Tax	61
State and Local Taxes	63
Financial Statements	63

Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Funds’ History

American Century Mutual Funds, Inc. is a registered open-end management investment company that was organized in 1957 as a Delaware corporation under the name Twentieth Century Investors, Inc. On July 2, 1990, the company reorganized as a Maryland corporation, and in January 1997 it changed its name to American Century Mutual Funds, Inc. Throughout this statement of additional information we refer to American Century Mutual Funds, Inc. as the corporation.

Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Effective December 1, 2009, New Opportunities II Fund was renamed Small Cap Growth Fund. Effective September 30, 2011, Giftrust was renamed All Cap Growth. A Giftrust account remains as an investment option in All Cap Growth Fund.

Fund	Ticker Symbol	Inception Date
All Cap Growth
Investor Class	TWGTX	11/25/1983
Institutional Class	ACAJX	09/30/2011
A Class	ACAQX	09/30/2011
C Class	ACAHX	09/30/2011
R Class	ACAWX	09/30/2011
Balanced
Investor Class	TWBIX	10/20/1988
Institutional Class	ABINX	05/01/2000
Capital Value
Investor Class	ACTIX	03/31/1999
Institutional Class	ACPIX	03/01/2002
A Class	ACCVX	05/14/2003
Focused Growth
Investor Class	AFSIX	02/28/2005
Institutional Class	AFGNX	09/28/2007
A Class	AFGAX	09/28/2007
C Class	AFGCX	09/28/2007
R Class	AFGRX	09/28/2007
Fundamental Equity
Investor Class	AFDIX	07/29/2005
Institutional Class	AFEIX	07/29/2005
A Class	AFDAX	11/30/2004
B Class	AFDBX	11/30/2004
C Class	AFDCX	11/30/2004
R Class	AFDRX	07/29/2005
Growth
Investor Class	TWCGX	10/31/1958(1)
Institutional Class	TWGIX	06/16/1997
A Class	TCRAX	06/04/1997
C Class	TWRCX	03/01/2010
R Class	AGWRX	08/29/2003
R6 Class	AGRDX	07/26/2013

Fund	Ticker Symbol	Inception Date
Heritage
Investor Class	TWHIX	11/10/1987
Institutional Class	ATHIX	06/16/1997
A Class	ATHAX	07/11/1997
B Class	ATHBX	09/28/2007
C Class	AHGCX	06/26/2001
R Class	ATHWX	09/28/2007
R6 Class	ATHDX	07/26/2013
New Opportunities
Investor Class	TWNOX	12/26/1996
Institutional Class	TWNIX	03/01/2010
A Class	TWNAX	03/01/2010
C Class	TWNCX	03/01/2010
R Class	TWNRX	03/01/2010
NT Growth
Institutional Class	ACLTX	05/12/2006
R6 Class	ACDTX	07/26/2013
NT Vista
Institutional Class	ACLWX	05/12/2006
R6 Class	ACDUX	07/26/2013
Select
Investor Class	TWCIX	10/31/1958(1)
Institutional Class	TWSIX	03/13/1997
A Class	TWCAX	08/08/1997
C Class	ACSLX	01/31/2003
R Class	ASERX	07/29/2005
R6 Class	ASDEX	07/26/2013
Small Cap Growth
Investor Class	ANOIX	06/01/2001
Institutional Class	ANONX	05/18/2007
A Class	ANOAX	01/31/2003
B Class	ANOBX	01/31/2003
C Class	ANOCX	01/31/2003
R Class	ANORX	09/28/2007
R6 Class	ANODX	07/26/2013
Ultra
Investor Class	TWCUX	11/02/1981
Institutional Class	TWUIX	11/14/1996
A Class	TWUAX	10/02/1996
C Class	TWCCX	10/29/2001
R Class	AULRX	08/29/2003
R6 Class	AULDX	07/26/2013
Veedot
Investor Class	AMVIX	11/30/1999
Institutional Class	AVDIX	08/01/2000
Vista
Investor Class	TWCVX	11/25/1983
Institutional Class	TWVIX	11/14/1996
A Class	TWVAX	10/02/1996
C Class	AVNCX	03/01/2010
R Class	AVTRX	07/29/2005

[1]	The fund’s actual inception date is October 31, 1958; however, the advisor implemented the fund’s current investment philosophy and practices June 30, 1971.

Fund Investment Guidelines

This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing each fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 6. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.

Each fund, other than Veedot, is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

Veedot is nondiversified. Nondiversified means that a fund may invest a greater portion of its assets in a smaller number of securities than a diversified fund. Although Veedot’s portfolio managers expect that it will ordinarily satisfy the requirements of a diversified fund, its nondiversified status gives it more flexibility to invest heavily in the most attractive companies identified by the fund’s methodology.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and
(2)

with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.

All Cap Growth, Focused Growth, Fundamental Equity, Growth, Heritage,
New Opportunities, NT Growth, NT Vista, Select, Small Cap Growth,
Ultra, Veedot and Vista

In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund will generally consist of domestic and foreign common stocks, convertible securities and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds’ management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those reflected in the Fund Investments and Risks section, when such a course is deemed appropriate in order to pursue a fund’s investment objective. Senior securities that, in the opinion of the portfolio managers, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the portfolio managers intend to keep the funds fully invested, regardless of the movement of stock or bond prices, generally. However, should a fund’s investment methodology fail to identify sufficient acceptable securities, or for any other reason including the desire to take a temporary defensive position, the funds may invest their assets in money market and other short-term securities. See Temporary Defensive Measures, page 25. With regard to Veedot, the portfolio managers intend to keep the fund fully invested so long as the methodology identifies sufficient accelerating securities whose share price patterns suggest their stock prices are likely to increase in value. In most circumstances, each fund’s actual level of cash and cash equivalents will be less than 10%. The managers may use futures contracts as a way to expose each fund’s cash assets to the market while maintaining liquidity. The managers may not leverage a fund’s portfolio without appropriately segregating assets to cover such positions. See Derivative Securities, page 7, Futures and Options, page 10 and Short-Term Securities, page 20.

Balanced

In general, within the restrictions outlined here and in the fund’s prospectus, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. As a matter of fundamental policy, the managers will invest approximately 60% of the fund’s portfolio in equity securities and the remainder in bonds and other fixed-income securities. The equity portion of the fund generally will be invested in equity securities of publicly traded U.S. companies with a market capitalization greater than $2 billion. The fund’s investment approach may cause its equity portion to be more heavily invested in some industries than in others. However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, as a diversified investment company, its investments in a single issue are limited, as described above in Fund Investment Guidelines. The portfolio managers also may purchase foreign securities, convertible securities, equity-equivalent securities, non-leveraged futures contracts and similar securities, and short-term securities.

The fixed-income portion of the fund generally will be invested in a diversified portfolio of high- and medium-grade government, corporate, mortgage-backed, asset-backed and similar securities. There are no maturity restrictions on the individual securities in which the fund invests. The fixed-income portion of the fund will have a weighted average maturity of three and a half years or longer. The managers will actively manage the portfolio, adjusting the portfolio’s weighted average maturity in response to expected changes in interest rates. During periods of rising interest rates, or when rates are expected to rise, a shorter-weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund’s net asset value. When interest rates are falling, or expected to fall, and bond prices rising, or expected to rise, a longer-weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the fund may purchase are described in the prospectus. For a description of the fixed-income securities rating system, see Explanation of Fixed-Income Securities Ratings, in Appendix D.

To achieve its objective, the fixed-income portion of the fund may invest some or all of its assets in a diversified portfolio of high- and medium-grade debt securities payable in U.S. and up to 10% in foreign currencies. Non-investment-grade securities are subject to greater credit risk and consequently offer higher yields.

The fixed-income portion of Balanced may invest in securities that at the time of purchase have been rated by Moody’s, S&P or another nationally recognized statistical rating organization as having at least the following minimum ratings:

Type of Security	General Credit Limit	Moody’s	S&P
Short-term notes	two highest categories	MIG-2	SP-2
Corporate, sovereign and municipal bonds	five highest categories	Ba	BB
Other types	two highest categories	P-2	A-2

It also may invest in unrated securities if the portfolio managers determine that they are of equivalent credit quality. The fixed-income portion of Balanced also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

Corporate, sovereign and municipal bonds that the fund may buy includes securities rated in the fifth highest rating category, which are known as “medium-grade securities.” Medium-grade securities are somewhat speculative. While adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal by issuers of fourth-category-rated securities (Moody’s Baa, S&P’s BBB), this sensitivity and exposure to adverse or changing economic conditions is heightened in fifth-category-rated (Moody’s Ba, S&P’s BB) securities. The fixed-income portion of Balanced may invest no more than 15% of its total assets in securities rated Ba or BB (or their equivalent).

The fixed-income portion of Balanced may invest in U.S. dollar-denominated securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Specifically, it may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States; and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government. These agencies and instrumentalities may include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Banks, Federal Home Loan Banks and Resolution Funding Corporation. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

Capital Value

The portfolio managers will invest primarily in stocks of medium to large companies that the managers believe are undervalued at the time of purchase. The portfolio managers will usually purchase common stocks of U.S. and foreign companies, but they can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity-equivalent securities, notes, bonds and other debt securities.

Fund Investments and Risks

Investment Strategies and Risks

This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.

Asset-Backed Securities (ABS)

ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. The value of an asset-backed security is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities

Each of the funds, other than Balanced, for whom investing in debt securities is required, may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the fund. The funds may invest in debt securities for income, or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities generally will be limited to investment-grade obligations. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

Balanced will invest at least 80% of the fund’s fixed-income assets in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. Up to 15% may be invested in securities rated in the fifth category.

A high-yield security is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality. Issuers of these securities often have short financial histories or questionable credit. High-yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.

Derivative Securities

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•

the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative security will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;
•	the risk that the counterparty will fail to perform its obligations; and
•	the risk that a fund will be subject to higher volatility because some derivative securities create leverage.

The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include common stock, preferred stock, securities convertible into common stock, stock futures contracts and stock index futures contracts.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in Foreign Securities, are an example of the type of derivative security in which a fund might invest.

Foreign Securities

The funds may invest an unlimited portion of their assets in the securities of issuers located in foreign countries, including foreign governments, when these securities meet its standards of selection. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The funds consider developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Investments in foreign securities may present certain risks, including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Social, Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Emerging Markets Risk. Each fund may invest its holdings in securities of issuers located in emerging market (developing) countries. The funds consider “emerging market countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 8.

Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

Forward Currency Exchange Contracts

Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page 7.

The funds expect to use forward currency contracts under two circumstances:

(1)

When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so;

(2)

When the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contracts.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.

When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security to make delivery of the foreign currency the fund is obligated to deliver.

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position),
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions, provided that the transactions are consistent with the fund’s investment objectives. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.

The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.

A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium, but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.

A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the Commodity Futures Trading Commission (CFTC) rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.

The CFTC recently adopted certain rule amendments that may impose additional limits on the ability of a fund to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.

To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Inflation-linked Securities

Balanced may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a fund holding these securities will fall. Investors in the funds should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security or the value of the stripped components will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.

Inflation-linked Treasury Securities

Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology - The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation - The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made, investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough cash in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the fund’s portfolio. An investment in a fund may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities. For more information about taxes and their effect on you as an investor in the funds, see Taxes, page 61.

U.S. Government Agencies

A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities

Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Initial Public Offerings

The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small. The impact of IPOs on a fund’s performance may tend to diminish as assets grow.

Inverse Floaters

Balanced may invest in inverse floaters. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)

Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)

Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

Investment in Issuers with Limited Operating Histories

The funds may invest the following portions of their assets in the equity securities of issuers with limited operating histories: Balanced, Focused Growth, Fundamental Equity, Growth, NT Growth, Select and Ultra up to 5%; All Cap Growth, Heritage, New Opportunities, NT Vista, Small Cap Growth, Veedot and Vista up to 10%. Capital Value may invest an unlimited portion of its equity securities in issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

Bank Loans

Balanced may invest in bank loans, which include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. Typically, these loans hold a senior position in the borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans are usually rated non-investment grade by the rating agencies. An economic downturn generally leads to higher non-payment and default rates by borrowers, and a bank loan can lose a substantial part of its value due to these and other adverse conditions and events. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A fund’s investments in bank loans are subject to credit risk, and there is no assurance that the liquidation of collateral would satisfy the claims of the borrower’s obligations in the event of non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less publicly available information about them.

A fund eligible to invest in bank loans may purchase bank loans from other lenders (sometimes referred to as loan assignments) or it may also acquire a participation interest in another lender's portion of the bank loan. Large bank loans to corporations or governments may be shared or syndicated among several lenders, usually commercial or investment banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Risks of being a lender include credit risk (the borrower’s ability to meet required principal and interest payments under the terms of the loan), industry risk (the borrower’s industry’s exposure to rapid change or regulation), financial risk (the effectiveness of the borrower’s financial policies and use of leverage), liquidity risk (the adequacy of the borrower’s back-up sources of cash), and collateral risk (the sufficiency of the collateral’s value to repay the loan in the event of non-payment or default by the borrower). If a fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Loans of Portfolio Securities

In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.

Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

(1)	the type and amount of collateral that must be received by the fund;
(2)	the circumstances under which additions to that collateral must be made by borrowers;
(3)	the return to be received by the fund on the loaned securities;
(4)	the limitations on the percentage of fund assets on loan; and
(5)	the credit standards applied in evaluating potential borrowers of portfolio securities.

In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Mortgage-Backed Securities

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Fannie Mae Certificates

The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Freddie Mac Certificates

The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Recent Events Regarding Fannie Mae and Freddie Mac

Since September 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA). In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements to provide additional financing to Fannie Mae and Freddie Mac. Under the terms of the agreements (as amended), the Treasury has committed funding to each entity up to $200 billion plus the cumulative amount of Fannie Mae or Freddie Mac’s net worth deficit as of the end of any calendar quarter in 2010, 2011 and 2012, less any positive net worth as of December 31, 2012. While the Treasury’s capital support is substantial, it is not unlimited.

The future status and role of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior preferred stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the LIBOR. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a fund’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage Dollar Rolls

Balanced may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities to financial institutions for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund will use the proceeds generated from the transaction to invest in high-quality, short duration investments, which may enhance the fund’s current yield and total return. Such investments may have a leveraging effect, increasing the volatility of the fund.

For each mortgage dollar roll transaction, a fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The portfolio managers will monitor the value of such securities to determine that the value equals or exceeds the mortgage dollar roll contract price.

A fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and seaport facilities and hospitals.

Industrial development bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and seaport facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Some longer-term municipal bonds allow an investor to "put" or sell the security at a specified time and price to the issuer or other "put provider." If a put provider fails to honor its commitment to purchase the security, the fund may have to treat the security's final maturity as its effective maturity, lengthening the fund's weighted average maturity and increasing the volatility of the fund.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax anticipation notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue anticipation notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond anticipation notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Other Investment Companies

Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;
•	5% of the fund’s total assets with respect to any one investment company; and
•	10% of a fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF’s net asset value. Additionally, ETFs have management fees, which increase their cost.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.

Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. “Restricted securities” include securities that cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the portfolio managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity. Each of the funds may invest no more than 15% of the value of its assets in illiquid securities.

Short Sales

A fund may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the fund’s custodian will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, these funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities
•	Commercial Paper
•	Certificates of Deposit and Euro Dollar Certificates of Deposit
•	Bankers’ Acceptances
•	Short-term notes, bonds, debentures or other debt instruments
•	Repurchase agreements
•	Money market funds

Swap Agreements

Each fund may invest in swap agreements, consistent with its investment objective and strategies. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index [including inflation indexes], stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on LIBOR.

The funds may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness or that are cleared through a Derivatives Clearing Organization (“DCO”). Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements.

The swaps market is an evolving market and was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including: (i) new registration and business conduct requirements on swap dealers; (ii) mandatory execution of certain swaps on swap execution facilities or designated contract markets; and (iii) mandatory clearing of certain swaps with DCOs. The mandatory execution and clearing requirements will occur on a phased-in basis. Although central clearing is designed to decrease counterparty risk, it does not do so entirely since a fund will still be subject to the credit risk of the central clearing entity. In addition, swaps that are not cleared will be subject to regulatory collateral requirements that could limit or adversely affect a fund’s ability to enter into such swaps. Additionally, such collateral requirements, or other government regulations, could cause a fund to terminate new or existing swaps or to realize amounts to be received under such instruments at inopportune times.

Tender Option Bonds

Tender Option Bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to money market funds. However, Capital Value may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the portfolio managers monitor the credit quality of bonds underlying the funds’ TOB holdings and intend to sell or put back any TOB if the rating on the underlying bond falls below the second-highest rating category designated by a rating agency.

U.S. Government Securities

U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less,

Treasury notes from two to 10 years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit of the U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date). The exercise of a call may reduce an obligation’s yield to maturity.

Interest Rate Resets on Floating-Rate U.S. Government Agency Securities

Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index. Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

Variable-, Floating- and Auction-Rate Securities

Variable- and floating-rate securities, including floating-rate notes (FRNs), provide for periodic adjustments to the interest rate. The adjustments are generally based on an index-linked formula, or determined through a remarketing process.

These types of securities may be combined with a put or demand feature that permits the fund to demand payment of principal plus accrued interest from the issuer or a financial institution. One example is the variable-rate demand note (VRDN). VRDNs combine a demand feature with an interest rate reset mechanism designed to result in a market value for the security that approximates par. VRDNs are generally designed to meet the requirements of money market fund Rule 2a-7.

Auction rate securities (ARS) are variable rate bonds whose interest rates are reset at specified intervals through a Dutch auction process. A Dutch auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the ARS to take place at par. All accepted bids and holders of the ARS receive the same rate. ARS holders rely on the liquidity generated by the Dutch auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an ARS may become illiquid until either a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Zero-Coupon and Step-Coupon Securities

The funds may purchase zero-coupon debt securities. Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

The fund may also purchase step-coupon or step-rate debt securities. Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

Although zero-coupon and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds are required to make distributions of any original issue discount and other noncash income accrued for each year. Accordingly, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

Investment Policies

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.

For purposes of a fund’s investment policies, the party identified as the “issuer” of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

Fundamental Investment Policies

The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s investment objective set forth in its prospectus, and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing

A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending

A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate

A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration

A fund (except Focused Growth and Veedot) may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting

A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities

A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	A fund may not invest for purposes of exercising control over management.

For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.

For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.

For purposes of the investment policy relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund’s net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)

there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations (except that an Industrial Development Bond backed only by the assets and revenues of a non-governmental user will be deemed to be an investment in the industry represented by such user),

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity

A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales

A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin

A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options

A fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories

A fund may invest in the equity securities of issuers with limited operating histories. See Investment in Issuers with Limited Operating Histories under Fund Investments and Risks. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

For purposes of the fund’s investment policy relating to leveraging, short positions held by the funds are not considered borrowings.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

Temporary Defensive Measures

For temporary defensive purposes, each fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may invest a portion of its assets in money market, cash, cash-equivalents or other short-term securities.

Examples of those securities include:

•	securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	commercial paper;
•	interest-bearing bank accounts or certificates of deposit;
•	short-term notes, bonds, or other debt instruments;
•	repurchase agreements; and
•	money market funds.

To the extent a fund assumes a defensive position, it will not be pursuing its investment objective.

Portfolio Turnover

The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund's prospectus. The portfolio turnover rate for each fund's last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.

Capital Value Fund

The portfolio managers of Capital Value seek to minimize realized capital gains by keeping portfolio turnover low and generally holding portfolio investments for long periods. Because a higher turnover rate may increase taxable capital gains, the managers carefully weigh the potential benefits of short-term investing against the tax impact such investing would have on the fund’s shareholders. However, the portfolio managers may sell securities to realize losses that can be used to offset realized capital gains. They will take such actions when they believe the tax benefits from realizing losses offset the near-term investment potential of that security.

Other Funds

With respect to each other fund, the managers may sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial.

The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objective, the managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are characterized as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

Disclosure of Portfolio Holdings

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates. Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates. Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on Form N-Q. These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential. Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of June 30, 2013 are as follows:

•	Albourne America LLC
•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	Athene Annuity & Life Assurance Company
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Calvert Asset Management Company, Inc.
•	Cambridge Associates, LLC
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	Curcio Webb LLC
•	Defined Contribution Advisors, Inc.
•	DWS Investments Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investment Management Company, LLC
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	FIL Investments International
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	Hewitt EnnisKnupp, Inc.
•	ICMA Retirement Corporation
•	ING Insurance Company of America
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	The Lincoln National Life Insurance Company
•	Lipper Inc.
•	Marquette Associates

•	Massachusetts Mutual Life Insurance Company
•	McGladrey Wealth Management LLC
•	Merrill Lynch
•	MetLife Investors Insurance Company
•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company
•	Minnesota Life Insurance Company
•	Modern Woodmen of America
•	Montana Board of Investments
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley Smith Barney LLC
•	Morningstar Associates LLC
•	Morningstar, Inc.
•	Morningstar Investment Services, Inc.
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	The Newport Group
•	Northwestern Mutual Life Insurance Co.
•	NYLIFE Distributors, LLC
•	Pacific Life Insurance Company
•	Penn Series Fund, Inc.
•	Principal Life Insurance Company
•	Prudential Financial
•	RidgeWorth Capital Management, Inc.
•	Rocaton Investment Advisors, LLC
•	RogersCasey, Inc.
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	SEI Investments (Europe) Limited
•	Slocum
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Towers Watson Limited
•	Union Bank of California, N.A.
•	The Union Central Life Insurance Company
•	VALIC Financial Advisors Inc.
•	VALIC Retirement Services Company
•	Vestek Systems, Inc.
•	Wells Fargo Bank, N.A.
•	Wilshire Associates Incorporated

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into non-disclosure agreements after authorization by an appropriate officer of the advisor.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. In the event that a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and EPR Properties (2003-2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Qualifications of Directors

Generally, no one factor was decisive in the selection of the directors to the board. Qualifications considered by the board to be important to the selection and retention of directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.

When assessing potential new directors, the board has a policy of considering individuals from various and diverse backgrounds. Such diverse backgrounds may include differences in professional experience, education, individual skill sets and other individual attributes. Additional information about each director’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.

Thomas A. Brown: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies, Inc. (bearings and power transmission company)

Barry Fink: BA in English and History, Binghamton University; Juris Doctorate, University of Michigan; formerly held leadership roles during a 20-year career with Morgan Stanley Investment Management; formerly asset management and securities law attorney at Seward & Kissel; serves on the Executive Committee of the Board of Directors of ICI Mutual Insurance Company

Andrea C. Hall: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, advisor to the President, Senior Vice President and Director of Research Operations, Midwest Research Institute

Jan M. Lewis: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; formerly, President, BUCON, Inc. (full-service design-build construction company); 20 years of experience with Butler Manufacturing Company (metal buildings producer) and its subsidiaries

James A. Olson: BS in Business Administration and MBA, St. Louis University; CPA; formerly, Chief Financial Officer, Plaza Belmont LLC; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Investment Company Institute and the Governing Council of the Independent Directors Council; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst &Whinney

Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

John R. Whitten: BS in Business Administration, Cleveland State University; CPA; formerly, Project Consultant, Celanese Corp. (industrial chemical company); formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc. (bearings and power transmission company); thirteen years of experience with accounting firm Deloitte & Touche LLP

Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology

Responsibilities of the Board

The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreements. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;
•	oversee the quality of the advisory and shareholder services provided by the advisor and other service providers to the funds;
•	review annually the fees paid to the advisor for its services;
•	monitor potential conflicts of interest between the funds and the advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the funds' compliance program.

In performing their duties, board members receive detailed information about the funds, the advisor and other service providers to the funds regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.

The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.

To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Services Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the funds’ independent directors, the Corporate Secretary will forward the communication to the Compliance and Shareholder Services Committee chair, who will determine the appropriate action.

Board Leadership Structure and Standing Board Committees

Donald H. Pratt currently serves as the independent chairman of the board and has served in such capacity since 2005. Of the board’s members, Jonathan S. Thomas and Barry Fink are the only members who are “interested persons” as that term is defined in the Investment Company Act. The remaining members are independent directors.

The independent directors meet separately, as needed and at least in conjunction with each quarterly meeting of the board, to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. Each committee is comprised solely of independent directors, except the Executive Committee. The board believes that the current leadership structure, with independent directors filling all but two positions on the board, with an independent director serving as chairman of the board, and with the board committees comprised only of independent directors (with the exception of the Executive Committee), is appropriate and allows for independent oversight of the funds.

The board has an Audit Committee that approves the funds’ (or corporation’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Andrea C. Hall (chair), James A. Olson, M. Jeannine Strandjord and Stephen Yates. It met four times during the fiscal year ended October 31, 2012.

The board has a Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including members of the board, management and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century funds, P.O. Box 418210, Kansas City, MO 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the board. Shareholders submitting nominations should also include information concerning the number of fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling board positions.

If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the funds’ needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the board.

The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. The committee currently consists of James A. Olson (chair), Thomas A. Brown, Andrea C. Hall, and Donald H. Pratt. None of its members are “interested persons” as that term is defined in the Investment Company Act. It met three times during the fiscal year ended October 31, 2012.

The board also has a Compliance and Shareholder Services Committee, which reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the advisor, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of John R. Whitten (chair), Thomas A. Brown, Jan M. Lewis and Donald H. Pratt. It met four times during the fiscal year ended October 31, 2012.

The board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage fund assets and monitor investment performance. The committee regularly receives reports from the advisor’s chief investment officer, portfolio managers and other investment personnel concerning the funds’ efforts to achieve their investment objectives. The committee also receives information regarding fund trading activities and monitors derivative usage. The Committee does not review individual security selections. It currently consists of all of the independent directors with M. Jeannine Strandjord serving as chair. The committee met four times during the fiscal year ended October 31, 2012.

Finally, the board has an Executive Committee that performs the functions of the board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire board under the Investment Company Act. The committee currently consists of Donald H. Pratt (chair), Jonathan S. Thomas and M. Jeannine Strandjord. It did not meet during the fiscal year ended October 31, 2012.

Risk Oversight by the Board

As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described above, the board’s committees assist the board in overseeing various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies, including an annual review of the advisor’s risk management practices. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.

Board Compensation

Each independent director receives compensation for service as a member of the board. None of the interested directors or officers of the funds receives compensation from the funds. Under the terms of each management agreement with the advisor, the funds are responsible for paying such fees and expenses. For the fiscal year ended October 31, 2012, the funds and the American Century family of funds paid the independent directors the amounts shown in the following table.

Name of Director	Total Compensation from the Funds(1)	Total Compensation from the American Century Investments Family of Funds(2)
Thomas A. Brown	$100,342	$240,785
Andrea C. Hall, Ph.D.	$105,342	$252,785
Jan M. Lewis	$94,490	$226,785
James A. Olson	$102,842	$246,785
Donald H. Pratt	$120,200	$288,452
M. Jeannine Strandjord	$98,659	$236,785
John R. Whitten	$99,489	$238,785
Stephen E. Yates	$83,722	$201,134

[1]

Includes compensation paid to the directors for the fiscal year ended October 31, 2012, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

[2]

Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $84,275; Dr. Hall, $51,500; Ms. Lewis, $118,603; Mr. Olson, $143,785; Mr. Pratt, $27,818; Ms. Strandjord, $0; Mr. Whitten $149,785; and Mr. Yates, $201,134.

None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the directors. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.

Generally, deferred fees are not payable to a director until the distribution date elected by the director in accordance with the terms of the plan. Such distribution date may be a date on or after the director’s retirement date, but may be earlier if the director agrees not to make any additional deferrals. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Ownership of Fund Shares

The directors owned shares in the funds as of December 31, 2012 as shown in the table below.

Name of Directors
	Jonathan S. Thomas(1)	Barry Fink(1)	Thomas A. Brown(1)	Andrea C. Hall, Ph.D.(1)	Jan M. Lewis(1)
Dollar Range of Equity Securities in the Funds:
All Cap Growth	A	A	A	A	A
Balanced	A	A	A	D	A
Capital Value	A	A	A	A	A
Focused Growth	B	A	A	A	A
Fundamental Equity	B	A	A	A	A
Growth	E	A	A	D	A
Heritage	B	A	A	A	A
New Opportunities	A	A	A	A	A
NT Growth	A	A	A	A	A
NT Vista	A	A	A	A	A
Select	B	A	A	A	A
Small Cap Growth	B	A	A	C	A
Ultra	B	A	A	D	C
Veedot	B	A	A	A	A
Vista	B	A	A	E	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	B	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Directors
	James A. Olson	Donald H. Pratt(1)	M. Jeannine Strandjord(1)	John R. Whitten(1)	Stephen E. Yates
Dollar Range of Equity Securities in the Funds:
All Cap Growth	A	A	A	A	A
Balanced	A	A	A	A	A
Capital Value	A	A	A	A	A
Focused Growth	A	A	A	A	A
Fundamental Equity	A	A	A	A	A
Growth	A	C	E	A	A
Heritage	E	E	A	E	A
New Opportunities	A	A	A	A	A
NT Growth	A	A	A	A	A
NT Vista	A	A	A	A	A
Select	E	C	A	A	A
Small Cap Growth	A	C	A	A	A
Ultra	A	C	D	A	A
Veedot	A	A	A	A	A
Vista	A	A	C	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Director’s Indirect Interest in Transactions with ACS

On December 23, 1999, ACS, an affiliate of the advisor, entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software and support services for transfer agency services provided by ACS. ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the twelve months ended December 31, 2012, DST received $17.5 million in fees from ACS and for the twelve months ended December 31, 2011, DST received $17.6 million in fees from ACS. DST’s revenue for the calendar year ended December 31, 2012, was approximately $2.6 billion and DST’s revenue for the calendar year ended December 31, 2011, was approximately $2.4 billion.

Prior to May 8, 2012, Ms. Strandjord was a director of DST. She owns 26,859 shares of DST common stock, which is less than one percent (1%) of the shares outstanding. Because of her past official duties as a director of DST, she may be deemed to have had an “indirect interest” in the agreement. However, the board was not required to nor did they approve or disapprove the agreement, since the provision of the services covered by the agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 88.1 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord’s role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the funds was not a factor in the negotiations. The board and counsel to the independent directors of the funds have concluded that the existence of this agreement does not impair Ms. Strandjord’s ability to serve as an independent director under the Investment Company Act.

Beneficial Ownership of Affiliates by Independent Directors

No independent director or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2012.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Code of Ethics

The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

Proxy Voting Guidelines

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

■	Routine Matters • Election of Directors
• Ratification of Selection of Auditors
■	Compensation Matters
• Executive Compensation
• Equity-Based Compensation Plans
■	Anti-Takeover Proposals
• Cumulative Voting
• Staggered Boards
• "Blank Check" Preferred Stock
• Elimination of Preemptive Rights
• Non-targeted Share Repurchase
• Increase in Authorized Common Stock
• "Supermajority" Voting Provisions or Super Voting Share Classes
• "Fair Price" Amendments
• Limiting the Right to Call Special Shareholder Meetings
• Poison Pills or Shareholder Rights Plans
• Golden Parachutes
• Reincorporation
• Confidential Voting
• Opting In or Out of State Takeover Laws
■	Other Matters
• Shareholder Proposals Involving Social, Moral or Ethical Matters
• Anti-Greenmail Proposals
• Changes to Indemnification Provisions
• Non-Stock Incentive Plans
• Director Tenure
• Directors’ Stock Options Plans
• Director Share Ownership
• Non-U.S. Proxies

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

The Funds’ Principal Shareholders

A list of the funds’ principal shareholders appears in Appendix A.

Service Providers

The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Investment Advisor

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For each fund with a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). For a fund with a corresponding NT fund, strategy assets for both funds also include the assets of the other. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the funds appear below.

Fund	Class	Percentage of Strategy Assets
All Cap Growth	Investor, A, C and R	1.000%
	Institutional	0.800%
Balanced	Investor	0.900% of first $1 billion 0.800% over $1 billion
	Institutional	0.700% of first $1 billion 0.600% over $1 billion
Capital Value	Investor and A	1.100% of first $500 million 1.000% of next $500 million 0.900% over $1 billion
	Institutional	0.900% of first $500 million 0.800% of next $500 million 0.700% over $1 billion

Fund	Class	Percentage of Strategy Assets
Focused Growth	Investor, A, C and R

1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fundamental Equity	Investor, A, B, C and R

1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fund	Class	Percentage of Strategy Assets
Growth	Investor, A, C, and R

1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

	Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

	R6

0.650% of first $2 billion
0.645% of next $2 billion
0.630% of next $2 billion
0.620% of next $2 billion
0.610% of next $2 billion
0.600% of next $2 billion
0.590% of next $2 billion
0.580% of next $2 billion
0.570% of next $2 billion
0.560% of next $2 billion
0.550% of next $5 billion
0.450% over $25 billion

Heritage	Investor, A, B, C and R	1.000%
	Institutional	0.800%
	R6	0.650%
New Opportunities	Investor, A, C and R	1.500% of the first $250 million 1.250% of next $250 million 1.150% of next $250 million 1.100% over $750 million
	Institutional	1.300% of the first $250 million 1.050% of next $250 million 0.950% of next $250 million 0.900% over $750 million

Fund	Class	Percentage of Strategy Assets
NT Growth	Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

	R6

0.650% of first $2 billion
0.645% of next $2 billion
0.630% of next $2 billion
0.620% of next $2 billion
0.610% of next $2 billion
0.600% of next $2 billion
0.590% of next $2 billion
0.580% of next $2 billion
0.570% of next $2 billion
0.560% of next $2 billion
0.550% of next $5 billion
0.450% over $25 billion

NT Vista	Institutional	0.800%
	R6	0.650%
Select	Investor, A, C and R

1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

	Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fund	Class	Percentage of Strategy Assets
Select	R6

0.650% of first $2 billion
0.645% of next $2 billion
0.630% of next $2 billion
0.620% of next $2 billion
0.610% of next $2 billion
0.600% of next $2 billion
0.590% of next $2 billion
0.580% of next $2 billion
0.570% of next $2 billion
0.560% of next $2 billion
0.550% of next $5 billion
0.450% over $25 billion

Small Cap Growth	Investor, A, B, C and R	1.500% of the first $250 million 1.250% of next $250 million 1.150% of next $250 million 1.100% over $750 million
	Institutional	1.300% of the first $250 million 1.050% of next $250 million 0.950% of next $250 million 0.900% over $750 million
	R6	1.150% of the first $250 million 0.900% of next $250 million 0.800% of next $250 million 0.750% over $750 million
Ultra	Investor, A, C and R

1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional

0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fund	Class	Percentage of Strategy Assets
Ultra	R6

0.650% of first $2 billion
0.645% of next $2 billion
0.630% of next $2 billion
0.620% of next $2 billion
0.610% of next $2 billion
0.600% of next $2 billion
0.590% of next $2 billion
0.580% of next $2 billion
0.570% of next $2 billion
0.560% of next $2 billion
0.550% of next $5 billion
0.450% over $25 billion

Veedot	Investor	1.250% of first $500 million 1.100% of next $500 million 1.000% over $1 billion
	Institutional	1.050% of first $500 million 0.900% of next $500 million 0.800% over $1 billion
Vista	Investor, A, C and R	1.000%
	Institutional	0.800%

On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.

The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the fund’s Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act) and
(2)

the vote of a majority of the directors of the fund who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.

The management agreement states the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund for the fiscal periods ended October 31, 2012, 2011 and 2010, are indicated in the following tables.

Unified Management Fees
Fund	2012	2011	2010
All Cap Growth	$9,796,331	$10,039,444	$8,965,614
Balanced	$5,244,806	$4,600,494	$4,336,889
Capital Value	$1,202,664(1)	$1,350,629(2)	$1,753,239(3)
Focused Growth	165,592	$177,100	$131,270
Fundamental Equity	$1,743,782	$1,879,996	$2,076,188
Growth	$81,548,721	$68,869,827	$47,099,288
Heritage	$37,867,218	$36,523,882	$23,980,129
New Opportunities	$2,387,601	$2,493,989	$2,031,657
NT Growth	$4,265,215	$3,199,150	$2,122,695
NT Vista	$2,065,395	$1,526,633	$999,873
Select	$19,014,710	$18,395,726	$16,812,330
Small Cap Growth	$5,165,658	$5,935,729	$5,425,678
Ultra	$62,506,384	$62,300,410	$57,661,652
Veedot	$941,318	$1,001,557	$1,012,749
Vista	$14,165,052	$19,557,183	$21,260,389

[1]	Amount shown reflects waiver by advisor of $121,156 in management fees.

[2]	Amount shown reflects waiver by advisor of $135,809 in management fees.

[3]	Amount shown reflects waiver by advisor of $37,290 in management fees.

Portfolio Managers

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts have an advisory fee based on the performance of the account.

Accounts Managed (As of October 31, 2012)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Justin M. Brown	Number of Accounts	1	0	2
	Assets	$174.4 million [1]	N/A	$54.0 million
Bradley J. Eixmann	Number of Accounts	3	0	0
	Assets	$1.7 billion [2]	N/A	N/A
Matthew Ferretti	Number of Accounts	2	0	0
	Assets	$509.4 million [3]	N/A	N/A
Robert Gahagan	Number of Accounts	19	2	1
	Assets	$25.2 billion [4]	$214.9 million	$256.3 million
Brendan Healy	Number of Accounts	5	0	0
	Assets	$1.5 billion [5]	N/A	N/A
David M. Hollond	Number of Accounts	5	4	0
	Assets	$5.4 billion [6]	$700.2 million	N/A
Brian Howell	Number of Accounts	17	2	1
	Assets	$23.1 billion [4]	$214.9 million	$256.3 million
Keith Lee	Number of Accounts	3	0	0
	Assets	$8.5 billion [7]	N/A	N/A
E. A. Prescott LeGard	Number of Accounts	9	2	14
	Assets	$12.9 billion [8]	$162.6 million	$2.3 billion
Michael Li	Number of Accounts	3	0	0
	Assets	$8.5 billion [7]	N/A	N/A
David MacEwen	Number of Accounts	9	1	0
	Assets	$12.5 billion [4]	$9.6 million	N/A
William Martin	Number of Accounts	12	1	0
	Assets	$5.6 billion [4]	$15.1 million	N/A
Claudia Musat	Number of Accounts	9	1	0
	Assets	$5.8 billion [4]	$15.1 million	N/A
Michael Orndorff	Number of Accounts	1	4	0
	Assets	$976.4 million [9]	$700.2 million	N/A
Jeffrey B. Otto	Number of Accounts	2	0	0
	Assets	$517.6 million [10]	N/A	N/A
Stephen Pool	Number of Accounts	4	1	0
	Assets	$95.4 million [11]	$205.3 million	N/A
Joseph Reiland	Number of Accounts	2	0	0
	Assets	$190.6 million [12]	N/A	N/A

Accounts Managed (As of October 31, 2012)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Marcus A. Scott	Number of Accounts	1	4	0
	Assets	$976.4 million [9]	$700.2 million	N/A
John Small, Jr.	Number of Accounts	4	1	0
	Assets	$95.4 million [11]	$205.3 million	N/A
Matt Titus	Number of Accounts	5	0	0
	Assets	$1.5 billion [5]	N/A	N/A
Bryan Unterhalter	Number of Accounts	3	0	0
	Assets	$1.7 billion [2]	N/A	N/A
Greg Walsh	Number of Accounts	4	0	0
	Assets	$4.4 billion [13]	N/A	N/A
Gregory J. Woodhams	Number of Accounts	10	2	14
	Assets	$12.9 billion [14]	$162.6 million	$2.3 billion

[1]	Includes $174.4 million in Fundamental Equity.

[2]	Includes $297.4 million in NT Vista and $1.4 billion in Vista.

[3]	Includes $155.1 million in New Opportunities and $354.2 million in Small Cap Growth.

[4]	Includes $629.4 million in Balanced.

[5]	Includes $124.0 million in Capital Value.

[6]	Includes $3.8 billion in Heritage and $976.4 million in All Cap Growth.

[7]	Includes $1.9 billion in Select and $6.3 billion in Ultra.

[8]	Includes $174.4 million in Fundamental Equity, $8.7 billion in Growth and $635.8 million in NT Growth.

[9]	Includes $976.4 million in All Cap Growth.

[10]	Information is provided as of January 15, 2013. Includes $161.1 million in New Opportunities and $356.5 million in Small Cap Growth.

[11]	Includes $72.8 million in Veedot.

[12]	Includes $16.1 million in Focused Growth and $174.4 million in Fundamental Equity.

[13]	Includes $3.8 billion in Heritage.

[14]	Includes $16.1 million in Focused Growth, $174.4 million in Fundamental Equity, $8.7 billion in Growth and $635.8 million in NT Growth.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2012, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Fund	Benchmarks	Peer Group (1)
All Cap Growth	Russell 3000 Growth Index	Lipper Multi-Cap Growth
Balanced	S&P 500 Index Barclays U.S. Aggregate Bond Index	Morningstar Moderate Allocation
Capital Value	Russell 1000 Value Index	Morningstar Large Value
Focused Growth	Russell 1000 Growth Index	Morningstar Large Growth
Fundamental Equity	S&P 500 Index	Morningstar Large Blend
Growth	Russell 1000 Growth Index	Morningstar Large Growth
Heritage	Russell Midcap Growth Index	Morningstar Mid-Cap Growth
New Opportunities	Russell 2500 Growth Index	Morningstar Small and Mid-Cap Growth
NT Growth(2)	N/A	N/A
NT Vista(2)	N/A	N/A
Select	Russell 1000 Growth Index	Morningstar Large Growth
Small Cap Growth	Russell 2000 Growth Index	Morningstar Small Growth
Ultra	Russell 1000 Growth Index	Morningstar Large Growth
Veedot	Russell 3000 Index	Morningstar Mid-Cap Blend
Vista	Russell Midcap Growth Index	Morningstar Mid-Cap Growth

[1]

Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

[2]	Performance of NT Growth and NT Vista is not separately considered in determining portfolio manager compensation.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of October 31, 2012, the fund’s most recent fiscal year end.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
All Cap Growth
David M. Hollond	E
Michael Orndorff	E
Marcus A. Scott	C
Balanced
Robert V. Gahagan(1)	A
Brian Howell(1)	A
G. David MacEwen(1)	A
William Martin(1)	A
Claudia Musat(1)	A
Capital Value
Brendan Healy	E
Matt Titus	D
Focused Growth
Joseph Reiland	C
Gregory J. Woodhams	E
Fundamental Equity
Justin M. Brown	C
E. A. Prescott LeGard	C
Joseph Reiland	C
Gregory J. Woodhams	C
Growth
E. A. Prescott LeGard	F
Gregory J. Woodhams	F
Heritage
David M. Hollond	E
Greg Walsh	E
New Opportunities
Matthew Ferretti	C
Jeffrey B. Otto(2)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

[2]	Information is provided as of January 15, 2013.

[3]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
NT Growth
E. A. Prescott LeGard(3)	A
Gregory J. Woodhams(3)	A
NT Vista
Bradley J. Eixmann(3)	A
Bryan Unterhalter(3)	A
Select
Keith Lee	E
Michael Li	E
Small Cap Growth
Matthew Ferretti	C
Jeffrey B. Otto(2)	D
Ultra
Keith Lee	E
Michael Li	D
Veedot
Stephen Pool	A
John Small, Jr.	F
Vista
Bradley J. Eixmann	E
Bryan Unterhalter	C

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

[2]	Information is provided as of January 15, 2013.

[3]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

Transfer Agent and Administrator

American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 40.

Proceeds from purchases of fund shares may pass through accounts maintained by the transfer agent at Commerce Bank, N.A. or UMB Bank, n.a. before being held at the fund’s custodian. Redemption proceeds also may pass from the custodian to the shareholder through such bank accounts.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex services by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

Distributor

The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 40. ACIS does not earn commissions for distributing the funds’ shares.

Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

Custodian Bank

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.

Brokerage Allocation

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•

value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	the quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker- dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact
•	the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.

In the fiscal years ended October 31, 2012, 2011 and 2010, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2012	2011	2010
All Cap Growth	$395,573	$504,509	$695,583
Balanced	$180,588	$109,795	$141,744
Capital Value	$36,596	$45,727	$40,091
Focused Growth	$4,011	$6,629	$4,529
Fundamental Equity	$14,924	$38,198	$68,289
Growth	$4,185,993	$4,740,242	$3,275,429
Heritage	$1,978,440	$2,202,740	$2,410,862
New Opportunities	$127,578	$192,725	$300,526
NT Growth	$301,447	$280,592	$194,918
NT Vista	$175,131	$140,775	$150,306
Select	$249,473	$279,336	$495,385
Small Cap Growth	$385,061	$624,971	$1,135,858
Ultra	$682,906	$765,121	$1,099,477
Veedot	$262,620	$205,815	$232,362
Vista	$893,455	$1,299,444	$2,480,992

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The significant decrease in brokerage commissions paid by Fundamental Equity, New Opportunities, Select, Small Cap Growth and Vista over the last three fiscal years is due, in part, to decreased portfolio turnover for each fund.

Regular Broker-Dealers

As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2012 (in thousands)
All Cap Growth	None
Balanced	Bank of America Corp.	$3,201
	Citigroup, Inc.	$1,681
	Deutsche Bank AG	$201
	Goldman Sachs & Co.	$1,292
	JPMorgan Chase & Co.	$6,247
	Morgan Stanley & Co., Inc.	$1,238
	Toronto Dominion Bank	$221
	UBS AG	$450
	Wells Fargo Securities LLC	$2,724

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2012 (in thousands)
Capital Value	Ameriprise Financial, Inc.	$1,338
	Bank of America Corp.	$909
	Citigroup, Inc.	$2,599
	Goldman Sachs & Co.	$1,677
	JPMorgan Chase & Co.	$3,943
	Morgan Stanley & Co., Inc.	$386
	Wells Fargo Securities LLC	$3,873
Focused Growth	Wells Fargo Securities LLC	$185
Fundamental Equity	Ameriprise Financial, Inc.	$214
	Citigroup, Inc.	$2,918
	JPMorgan Chase & Co.	$2,579
	Wells Fargo Securities LLC	$3,220
Growth	Wells Fargo Securities LLC	$54,281
Heritage	None
New Opportunities	None
NT Growth	Wells Fargo Securities LLC	$4,120
NT Vista	None
Select	JPMorgan Chase & Co.	$17,460
Small Cap Growth	None
Ultra	JPMorgan Chase & Co.	$53,434
Veedot	None
Vista	None

Information About Fund Shares

Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund, upon its liquidation or dissolution, proportionate to his or her share ownership interest in the fund.

Multiple Class Structure

The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue the following classes of shares: Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class. Not all funds offer all classes.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries that provide various shareholder and administrative services. The R6 Class is generally available only to participants in employer-sponsored retirement plans where a financial intermediary provides recordkeeping services to plan participants. Because Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders, and because American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares, the advisor is able to charge these classes lower total management fees. The A, B and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, B, C and R Classes is the same as for Investor Class, but the A, B, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, B Class Plan, C Class Plan and R Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of the funds’ A, B, C and R Classes have approved and entered into the A Class Plan, B Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly. Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Share Class Plans

As described in the prospectuses, the A, B, C and R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, B, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, B, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.

A Class

The A Class pays the funds’ distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

B and C Class

The B and C Classes pay the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ B and C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.

R Class

The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.

During the fiscal year ended October 31, 2012, the aggregate amount of fees paid under each class plan was:

	A Class	B Class	C Class	R Class
All Cap Growth	$11,601	N/A	$7,946	$905
Capital Value	$7,080	N/A	N/A	N/A
Focused Growth	$2,684	N/A	$3,141	$2,647
Fundamental Equity	$266,679	$31,956	$147,966	$11,563
Growth	$1,745,795	N/A	$150,051	$511,770
Heritage	$2,481,327	$33,388	$1,194,763	$184,259
New Opportunities	$699	N/A	$667	$296
Select	$91,025	N/A	$27,975	$3,539
Small Cap Growth	$269,889	$19,296	$121,510	$6,544
Ultra	$160,311	N/A	$10,874	$24,897
Vista	$271,041	N/A	$823	$81,341

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, B, C and R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place;
(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and
(g)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, B, C and R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A, B, C and R Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ A, B, C and R Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;

(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing; and
(m)

such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b1 of the Investment Company Act.

Valuation of a Fund’s Securities

The net asset value (NAV) for each class of each fund is calculated by adding the value of all portfolio securities and other assets attributable to the class, deducting liabilities and dividing the result by the number of shares of the class outstanding. Expenses and interest earned on portfolio securities are accrued daily.

All classes of the funds except the A Class are offered at their NAV, as described below. The A Class of the funds is offered at its public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = NAV/(1 – Sales Charge as a % of Offering Price)

For example, if the NAV of a fund’s A Class shares is $5.00, the public offering price would be $5/(1-5.75%) = $5.31.

Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE) each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official closing price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the NAV was determined, that was likely to materially change the NAV, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

Taxes

Federal Income Tax

Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible treated as a RIC, it would be liable for taxes at the fund level on all its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. However, the Regulated Investment Company Modernization Act of 2010, under certain circumstances, allows funds to cure deficiencies that would otherwise result in the loss of RIC status.

To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.

If fund shares are purchased through taxable accounts, distributions of either cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends-received deduction to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.

A fund’s investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

As of October 31, 2012, the funds in the table below had the following capital loss carryovers, which expire in the years and amounts listed. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Fund	Unlimited	2014	2015	2016	2017	2018
All Cap Growth	—	—	—	—	—	—
Balanced	—	—	—	—	—	—
Capital Value	—	—	—	—	$(9,649,273)	—
Focused Growth	—	—	—	—	$(603,891)	—
Fundamental Equity	—	—	—	$(31,004,542)	$(73,631,227)	—
Growth	—	—	—	—	—	—
Heritage	—	—	—	—	—	—
New Opportunities	—	—	—	$(2,607,639)	$(33,427,966)	—
NT Growth	—	—	—	—	—	—
NT Vista	$(1,460,271)	—	—	—	—	—
Select	—	—	—	—	$(102,366,341)	$(20,489,054)
Small Cap Growth	—	$(4,467,024)	—	$(125,173,360)	$(112,369,189)	—
Ultra	—	—	—	—	$(426,609,938)	—
Veedot	—	—	—	—	$(1,988,145)	$(22,684,763)
Vista	—	—	—	—	$(76,732,640)	—

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels.

State and Local Taxes

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

Financial Statements

The funds’ financial statements and financial highlights for the fiscal year ended October 31, 2012 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended October 31, 2012, and the funds’ financial statements for the six-month period ended April 30, 2013 (unaudited) are incorporated herein by reference. The financial statements for the six-month period ended April 30, 2013, include all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature.

Appendix A – Principal Shareholders

As of June 26, 2013, the following shareholders owned more than 5% of the outstanding shares of a class of a fund. The table shows shares owned of record unless otherwise noted. Because the R6 Classes of Growth, Heritage, NT Growth, NT Vista, Select, Small Cap Growth, and Ultra are new, they are not included in the table.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
All Cap Growth
Investor Class
	None
Institutional Class
	National Financial Services Corp. New York, New York	56%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	32%
	Nationwide Trust Co. Columbus, Ohio	12%
A Class
	UBS WM USA Weehawken, New Jersey	38%
	American Enterprise Investment Svc Minneapolis, Minnesota	30%
	Pershing LLC Jersey City, New Jersey	10%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	39%
	Raymond James & Assoc. Inc. Cust FBO Sarah Lampert IRA Ann Arbor, Michigan	6%
	UBS WM USA Weehawken, New Jersey	5%
R Class
	PIMS/Prudential Retirement Nominee Trustee Custodian Hartford, Connecticut Includes 39.63% for the benefit of 006 Prudential SmartSolution IRA and 56.40% for the benefit of 007 Prudential SmartSolution IRA	96%
Balanced
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%
	National Financial Services Corp New York, New York	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Balanced
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	59%
	T Rowe Prices Retirement Plan Svcs FBO Retirement Plan Clients Owings Mill, Maryland	28%
	Fifth Third Bank TR Various Fascore LLC RecordKept Plan Greenwood Village, Colorado	7%
Capital Value
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	22%
Institutional Class
	National Financial Services Corp New York, New York	82%
	First Clearing LLC St. Louis, Missouri	11%
A Class
	Nationwide Trust Company Columbus, Ohio	59%
	American Enterprise Investment Svcs Minneapolis, Minnesota	29%
Focused Growth
Investor Class

None
Institutional Class
American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	100%
A Class
American Enterprise Investment Svcs Minneapolis, Minnesota	55%
Pershing LLC Jersey City, New Jersey	18%
JP Morgan Clearing Corp Omnibus For Exclusive Benefit of Customers Brooklyn, New York	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Focused Growth
C Class
	Orchard Trust Co TTEE Greenwood Village, Colorado	33%
	MLPF&S, Inc. Jacksonville, Florida	16%
	First Clearing LLC St. Louis, Missouri	15%
	American Enterprise Investment Svc Minneapolis, Minnesota	13%
	Pershing LLC Jersey City, New Jersey	12%
	Frontier Trust Co FBO AGI Construction Inc Retirement Fargo, North Dakota	11%
R Class
	Frontier Trust Co FBO DB Systems Corp Profit Sharing Fargo, North Dakota	86%
	MG Trust Company FBO B&R Body & Auto Svc Inc. Denver, Colorado	10%
Fundamental Equity
Investor Class
	Charles Schwab & Co. Inc. San Francisco, California	18%
	National Financial Services Corp New York, New York	16%
	First Clearing LLC St. Louis, Missouri	7%
Institutional Class
	FIIOC as Agent for Certain Employee Benefit Plans Covington, Kentucky	93%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	67%
	MLPF&S Inc. Jacksonville, Florida	7%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	61%
	First Clearing LLC St. Louis, Missouri	13%
	MLPF&S Inc. Jacksonville, Florida	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Fundamental Equity
C Class
	MLPF&S, Inc. Jacksonville, Florida	30%
	American Enterprise Investment Svcs Minneapolis, Minnesota	26%
	First Clearing LLC St. Louis, Missouri	7%
R Class
	MG Trust Company Denver, Colorado Includes 20.95% registered for the benefit of Van Zyverden Inc.	31%
	Frontier Trust Co Fargo, North Dakota Includes 7.39% registered for the benefit of Moody’s Jewelry, and 6.41% registered for the benefit of Nick Barbieri Trucking 401K Plan	25%
	Hartford Securities Distribution Co Agent for Reliance Trust Company Hartford, Connecticut	12%
	Mid Atlantic Trust Company Pittsburgh, Pennsylvania Includes 5.76% registered for the benefit of Prospect Machine Products 401K Profit Sharing Plan & Trust	7%
	State Street Corporation FBO ADP Access Boston, Massachusetts	5%
Growth
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	15%
	National Financial Services Corp New York, New York	5%
Institutional Class
	First Clearing LLC St. Louis, Missouri	32%
	National Financial Services LLC New York, New York	20%
	Charles Schwab & Co. Inc. San Francisco, California	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Growth
A Class
	KS Postsecondary Education SP SSB&T Custodian Kansas City, Missouri Includes 12.03% registered for the benefit of Schwab – Moderately Aggressive Growth Advisor Omnibus, 9.91% registered for the benefit of Schwab – Aggressive Growth Advisor Omnibus and 5.51% registered for the benefit of Schwab – Moderate Growth Advisor Omnibus	31%
	UMB Bank NA Topeka, Kansas	6%
	MLPF&S, Inc. Jacksonville, Florida	5%
C Class
	MLPF&S, Inc. Jacksonville, Florida	29%
	First Clearing LLC St. Louis, Missouri	17%
	American Enterprise Investment Svcs. Minneapolis, Minnesota	10%
	Orchard Trust Co. Greenwood Village, Colorado	6%
R Class
	Hartford Life Insurance Company Hartford, Connecticut	50%
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	9%
	National Financial Services Corp New York, New York	6%
Heritage
Investor Class
	John Hancock Life Ins Co USA Boston, Massachusetts	9%
	National Financial Services Corp. New York, New York	7%
	Charles Schwab & Co., Inc. San Francisco, California	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Heritage
Institutional Class
	JP Morgan Chase RPS TTEE The Linde Savings & Investment Plan Trust Overland Park, Kansas	14%
	National Financial Services Corp. New York, New York	13%
	Saxon & Co Philadelphia, Pennsylvania	11%
	Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	10%
	Fulton Bank, NA FBO Fulton Financial Corp Lancaster, Pennsylvania	9%
	Charles Schwab & Co., Inc. San Francisco, California	9%
	JP Morgan Chase as Trustee Brown and Caldwell Employee Stock Ownership Plan Overland Park, Kansas	6%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	27%
	State Street Corporation Boston, Massachusetts Includes 10.47% registered for the benefit of ADP Access	12%
	American United Life Indianapolis, Indiana Includes 5.04% registered for the benefit of Group Retirement Annuity II	7%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	40%
	First Clearing LLC St. Louis, Missouri	15%
C Class
	MLPF&S, Inc. Jacksonville, Florida	17%
	American Enterprise Investment Svcs Minneapolis, Minnesota	15%
	First Clearing LLC St. Louis, Missouri	11%
	Pershing LLC Jersey City, New Jersey	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Heritage
R Class
	State Street Corporation FBO ADP Access Boston, Massachusetts	24%
	New York Trust Company Parsippany, New Jersey	10%
	DCGT Trustee & or Custodian Des Moines, Iowa Includes 5.65% registered for the benefit of Principal Financial Group Qualified Prin Advtg Omnibus	8%
New Opportunities
Investor Class
	None
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	100%
A Class
	LPL Financial San Diego, California	32%
	Pershing LLC Jersey City, New Jersey	32%
	American Enterprise Investment Svcs Minneapolis, Minnesota	24%
C Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	43%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	27%
	Gray Station Neurology TR FB Gray Station Neurology 401K Plan C/O Fascore LLC Greenwood Village, Colorado	16%
	Pershing LLC Jersey City, New Jersey	11%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	50%
	Frontier Trust Company FBO ABC Pediatrics PLLC 401K Profit Fargo, North Dakota	33%
	SSB&T Custodian Nextrio LLC IRA Simple Randal S. Jager Tuscon, Arizona	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
NT Growth
Institutional Class
	American Century Serv Corp SSB&T Custodian One Choice 2025 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	19%
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	19%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	14%
	American Century Serv Corp SSB&T Custodian One Choice 2030 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	11%
	American Century Serv Corp SSB&T Custodian One Choice 2040 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	10%
	American Century Serv Corp SSB&T Custodian One Choice 2015 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp SSB&T Custodian One Choice 2020 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp SSB&T Custodian One Choice 2050 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
NT Vista
Institutional Class
	American Century Serv Corp SSB&T Custodian One Choice2025 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	20%
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	18%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	15%
	American Century Serv Corp SSB&T Custodian One Choice 2030 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	11%
	American Century Serv Corp SSB&T Custodian One Choice 2040 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	10%
	American Century Serv Corp SSB&T Custodian One Choice 2020 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp SSB&T Custodian One Choice 2015 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	8%
	American Century Serv Corp SSB&T Custodian One Choice 2050 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Select
Investor Class
	None
Institutional Class
	Wells Fargo Bank NA Cust FBO Penn St. Milton S. Hershey Med Cn C/O Fascore LLC Greenwood Village, Colorado	32%
	Firtan Manhattan, Kansas	23%
	Fidelity FIIOC Tr FBO Certain Employee Benefit Plans Covington, Kentucky	16%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	15%
	American Century Services SSB&T Custodian Global Allocation Portfolio Select Omnibus Kansas City, Missouri Shares owned of record and beneficially	8%
A Class
	UMB Bank NA Topeka, Kansas	23%
	American Enterprise Investment Svcs Minneapolis, Minnesota	16%
	Pershing LLC Jersey City, New Jersey	10%
	Security Benefit Life Insurance Co Topeka, Kansas	9%
C Class
	MLPF&S, Inc. Jacksonville, Florida	39%
	First Clearing LLC St. Louis, Missouri	16%
	American Enterprise Investment Svc. Minneapolis, Minnesota	9%
R Class
	Great-West Trust Co. LLC FBO Putnam Greenwood Village, Colorado	26%
	Hartford Securities Distribution Co Agent for Reliance Trust Company FBO Agents Plan Customers Hartford, Connecticut	23%
	Capital Bank & Trust Company TTEE Residential Properties LTD 401K Greenwood Village, Colorado	13%
	VRSCO FBO AIGFSB Custodian Trustee FBO Unity Healthcare 403b Houston, Texas	12%
	Frontier Trust Company FBO Fargo, North Dakota Includes 6.04% registered for the benefit of ALFAB Inc. 401K Plan	8%
	Mid Atlantic Trust Co FBO Gear Oakes Lottridge and Schee 401K Profit Sharing Plan & Trust Pittsburgh, Pennsylvania	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Small Cap Growth
Investor Class
	MLPF&S, Inc. Jacksonville, Florida	20%
	Charles Schwab & Co Inc. San Francisco, California	13%
	Pershing LLC Jersey City, New Jersey	12%
Institutional Class
	Wells Fargo Bank NA Minneapolis, Minnesota	40%
	National Financial Services LLC New York, New York	31%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	19%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	31%
	Pershing LLC Jersey City, New Jersey	13%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	54%
	Pershing LLC Jersey City, New Jersey	8%
	MLPF&S, Inc. Jacksonville, Florida	7%
C Class
	MLPF&S, Inc. Jacksonville, Florida	25%
	Pershing LLC Jersey City, New Jersey	14%
	American Enterprise Investment Svcs Minneapolis, Minnesota	12%
	First Clearing LLC St. Louis, Missouri	6%
R Class
	Capital Bank & Trust CO TTEE Greenwood Village, Colorado Includes 30.21% registered for the benefit of Red Arch Solutions Inc. 401k Plan	36%
	Pershing LLC Jersey City, New Jersey	10%
	DCGT Trustee & or Custodian Des Moines, Iowa Includes 5.14% registered for the benefit of Principal Financial Group Qualified Prin Advtg Omnibus	8%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Small Cap Growth
R Class
	Frontier Trust Company Fargo, North Dakota Includes 5.39%registered for the benefit of Nick Knutson MD PC 401K PS Plan 2	7%
	Cheryl Dasilva & Bradford Kemp TTEE Beechwoods Software Inc 401K c/o Fascore LLC Greenwood Village, Colorado	7%
Ultra
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	6%
Institutional Class
	ING National Trust as Trustee or Custodian for Core Market Retirement Plans Braintree, Massachusetts	21%
	Great-West Trust Company LLC TTEE for Employee Benefits Clients 401K Greenwood Village, Colorado	20%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	19%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	13%
	FIIOC c/o Fidelity Investments Covington, Kentucky	11%
A Class
	Nationwide Trust Company Columbus, Ohio	19%
	UMB Bank NA Topeka, Kansas	10%
	Nationwide Life Insurance Company Columbus, Ohio	6%
	State Street Corporation FBO ADP Access Boston, Massachusetts	6%
	Priac as Trustee/Custodian FBO Various Retirement Plans Kansas City, Missouri	6%
	Taynik & Co c/o State Street Bank Quincy, Massachusetts	5%
	MLPF&S, Inc. Jacksonville, Florida	5%
	American Enterprise Investment Svcs Minneapolis, Minnesota	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Ultra
C Class
	MLPF&S, Inc Jacksonville, Florida	32%
	American Enterprise Investment Svcs Minneapolis, Minnesota	18%
	First Clearing LLC St. Louis, Missouri	10%
R Class
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	28%
	ING Life Insurance and Annuity Co Trust Windsor, Connecticut	27%
	ING National Trust Windsor, Connecticut	9%
	Hartford Life Insurance Co. Hartford, Connecticut	9%
Veedot
Investor Class
	None
Institutional Class
	JP Morgan Chase TR American Century Executive Def Comp Plan Trust Overland Park, Kansas	61%
	Trustees of American Century Mutual Funds Indep Directors Def Comp Plan Overland Park, Kansas	32%
	SSB&T Cust for the IRA Rollover of Toenette T. Hayes Seattle, Washington	7%
Vista
Investor Class
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Vista
Institutional Class
	State Street Bank & Trust Co TTEE Los Angeles, California Includes 21.50% registered for the benefit of Hallmark Master Trust Strat Mod, 7.60% registered for the benefit of Hallmark Master Trust Strat Agg and 5.18% registered for the benefit of Hallmark Master Trust Strat Con	34%
	National Financial Services Corp New York, New York	23%
	Trustees of American Century P/S and 401K Savings Plan and Trust Kansas City, Missouri	20%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	12%
A Class
	NFS LLC FEBO Los Angeles, California Includes 21.38% registered for the benefit of Transamerica Life Ins Company	30%
	Trustar/Delaware Charter FBO Principal Financial Group Wilmington, Delaware Includes 12.80% registered for the benefit of Principal Financial Group	18%
	Hartford Life Insurance Company Hartford, Connecticut	11%
	American Enterprise Investment Svcs Minneapolis, Minnesota	7%
C Class
	American Century Investment Management Inc. Kansas City, Missouri Shares owned of record and beneficially	44%
	Frontier Trust Company FBO Karberg & Associates Co LPA 401K Fargo, North Dakota	23%
	MSSB C/F Shirley Jeter IRA Rollover Chino Hills, California	12%
	Scottrade Inc FBO Stanley Filkins IRA Roth St. Louis, Missouri	8%
R Class
	Hartford Life Insurance Company Hartford, Connecticut	60%
	Hartford Securities Distribution Co Hartford, Connecticut Includes 5.35% registered for the benefit of Agent for Reliance Trust Company	7%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of June 26, 2013, the funds’ officers and directors, as a group, owned less than 1% of any class of a fund’s outstanding shares.

Appendix B – Sales Charges and Payments to Dealers

Sales Charges

The sales charges applicable to the A, B and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.

Shares of the A, B and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.

The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended October 31, 2012, were Focused Growth, $30; Growth, $30; Heritage, $2,231 and Select, $74.

The aggregate CDSCs paid to the distributor for the B Class shares in the fiscal year ended October 31, 2012, were Fundamental Equity, $2,753; Heritage, $6,136 and Small Cap Growth, $1,850.

The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended October 31, 2012 were All Cap Growth, $365; Fundamental Equity, $519; Growth, $4,645; Heritage, $20,905; New Opportunities, $10; Select, $979; Small Cap Growth, $1,063; Ultra, $30 and Vista, $2.

Payments to Dealers

The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the funds at the time of such sales. Payments for A Class shares will be as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, B and C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.

From time to time, the distributor may make additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority (FINRA). Such payments will not change the price paid by investors for shares of the funds.

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Appendix C – Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-Sponsored Retirement Plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C, R and R6 Class shares. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.

Examples of employer-sponsored retirement plans include the following:

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and “Top Hat” plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. Business IRAs that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.

R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.

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Waiver of Minimum Initial Investment Amounts — Institutional Class

A financial intermediary, upon receiving prior approval from American Century Investments, may waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•

Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•

Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•

Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and
•	Certain other situations deemed appropriate by American Century Investments.

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Appendix D – Explanation of Fixed-Income Securities Ratings

As described in the prospectuses, some of the funds will invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses. The following is a summary of the rating categories referenced in the prospectus.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB

Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB

Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B

Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC

Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C

The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D

Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa

Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A

Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa

Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba

Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B

Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa

Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA

Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A

Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB

Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Fitch Investors Service, Inc.
BB

Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B

Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D

The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in these categories have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)

Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3

Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-0816

CL-SAI-78923   1307

AMERICAN CENTURY MUTUAL FUNDS, INC.

PART C OTHER INFORMATION

Item 28. Exhibits

     (a)     (1)     Articles of Incorporation of Twentieth Century Investors, Inc., dated June 26, 1990 (filed electronically as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(2)     Articles of Amendment of Twentieth Century Investors, Inc., dated November 19, 1990 (filed electronically as Exhibit b1b to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(3)     Articles of Merger of Twentieth Century Investors, Inc., a Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed electronically as Exhibit b1c to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(4)     Articles of Amendment of Twentieth Century Investors, Inc., dated August 10, 1993 (filed electronically as Exhibit b1d to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(5)     Articles Supplementary of Twentieth Century Investors, Inc., dated September 2, 1993 (filed electronically as Exhibit b1e to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(6)     Articles Supplementary of Twentieth Century Investors, Inc., dated April 24, 1995 (filed electronically as Exhibit b1f to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(7)     Articles Supplementary of Twentieth Century Investors, Inc., dated October 11, 1995 (filed electronically as Exhibit b1g to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(8)     Articles Supplementary of Twentieth Century Investors, Inc., dated January 22, 1996 (filed electronically as Exhibit b1h to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(9)     Articles Supplementary of Twentieth Century Investors, Inc., dated March 11, 1996 (filed electronically as Exhibit b1i to Post-Effective Amendment No. 75 to the Registration Statement of the Registrant on June 14, 1996, File No. 2-14213, and incorporated herein by reference).

(10)     Articles Supplementary of Twentieth Century Investors, Inc., dated September 9, 1996 (filed electronically as Exhibit a10 to Post-Effective Amendment No. 85 to the Registration Statement of the Registrant on September 1, 1999, File No. 2-14213, and incorporated herein by reference).

(11)     Articles of Amendment of Twentieth Century Investors, Inc., dated December 2, 1996 (filed electronically as Exhibit b1j to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(12)     Articles Supplementary of American Century Mutual Funds, Inc., dated December 2, 1996 (filed electronically as Exhibit b1k to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

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(13)     Articles Supplementary of American Century Mutual Funds, Inc., dated July 28, 1997 (filed electronically as Exhibit b1l to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

(14)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 28, 1997 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(15)     Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated December 18, 1997 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(16)     Articles Supplementary of American Century Mutual Funds, Inc., dated December 18, 1997 (filed electronically as Exhibit b1m to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

(17)     Articles Supplementary of American Century Mutual Funds, Inc., dated January 25, 1999 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(18)     Articles Supplementary of American Century Mutual Funds, Inc., dated February 16, 1999 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(19)     Articles Supplementary of American Century Mutual Funds, Inc., dated August 2, 1999 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 89 to the Registration Statement of the Registrant on December 1, 2000, File No. 2-14213, and incorporated herein by reference).

(20)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 19, 1999 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on November 29, 1999, File No. 2-14213, and incorporated herein by reference).

(21)     Articles Supplementary of American Century Mutual Funds, Inc., dated March 5, 2001 (filed electronically as Exhibit a21 to Post-Effective Amendment No. 93 to the Registration Statement of the Registrant on April 20, 2001, File No. 2-14213, and incorporated herein by reference).

(22)     Certificate of Correction to Articles Supplementary, dated April 3, 2001 (filed electronically as Exhibit a22 to Post-Effective Amendment No. 93 to the Registration Statement of the Registrant on April 20, 2001, File No. 2-14213, and incorporated herein by reference).

(23)     Articles Supplementary of American Century Mutual Funds, Inc., dated June 14, 2002 (filed electronically as Exhibit a23 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

(24)     Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated June 25, 2002 (filed electronically as Exhibit a24 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

(25)     Articles Supplementary of American Century Mutual Funds, Inc., dated February 12, 2003 (filed electronically as Exhibit a25 to Post-Effective Amendment No. 100 to the Registration Statement of the Registrant on February 28, 2003, File No. 2-14213, and incorporated herein by reference).

(26)     Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated February 28, 2003 (filed electronically as Exhibit a26 to Post-Effective Amendment No. 101 to the

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Registration Statement of the Registrant on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

(27)     Articles Supplementary of American Century Mutual Funds, Inc., dated August 14, 2003 (filed electronically as Exhibit a27 to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

(28)     Articles Supplementary of American Century Mutual Funds, Inc., dated January 14, 2004 (filed electronically as Exhibit a28 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

(29)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 17, 2004 (filed electronically as Exhibit a29 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

(30)     Articles Supplementary of American Century Mutual Funds, Inc., dated January 13, 2005 (filed electronically as Exhibit a30 to Post-Effective Amendment No. 109 to the Registration Statement of the Registrant on February 25, 2005, File No. 2-14213, and incorporated herein by reference).

(31)     Articles Supplementary of American Century Mutual Funds, Inc., dated June 22, 2005 (filed electronically as Exhibit a31 to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

(32)     Articles Supplementary of American Century Mutual Funds, Inc., dated December 13, 2005 (filed electronically as Exhibit 1(ff) to the Registration Statement on Form N-14 of the Registrant on December 22, 2005, File No. 2-14213, and incorporated herein by reference).

(33)     Articles Supplementary of American Century Mutual Funds, Inc., dated March 15, 2006 (filed electronically as Exhibit a33 to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

(34)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 14, 2006 (filed electronically as Exhibit 1(hh) to the Registration Statement on Form N-14 of the Registrant on February 27, 2007, File No. 2-14213, and incorporated herein by reference).

(35)     Articles of Amendment of American Century Mutual Funds, Inc., dated August 29, 2007 (filed electronically as Exhibit a35 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(36)     Articles Supplementary of American Century Mutual Funds, Inc., dated September 10, 2007 (filed electronically as Exhibit a36 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(37)     Articles of Amendment of American Century Mutual Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a37 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(38)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a38 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference.)

(39)     Articles Supplementary of American Century Mutual Funds, Inc., dated June 5, 2008 (filed electronically as Exhibit 1(mm) to the Registration Statement on Form N-14 of the Registrant on January 30, 2009, File No. 2-14213, and incorporated herein by reference).

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(40)     Articles Supplementary of American Century Mutual Funds, Inc., dated March 9, 2009 (filed electronically as Exhibit a40 to Post-Effective Amendment No. 128 to the Registration Statement of the Registrant on July 15, 2011, File No. 2-14213, and incorporated herein by reference).

(41)     Articles Supplementary of American Century Mutual Funds, Inc., dated September 15, 2009 (filed electronically as Exhibit a41 to Post-Effective Amendment No. 128 to the Registration Statement of the Registrant on July 15, 2011, File No. 2-14213, and incorporated herein by reference).

(42)     Articles of Amendment of American Century Mutual Funds, Inc., dated November 5, 2009 (filed electronically as Exhibit a40 to Post-Effective Amendment No. 125 to the Registration Statement of the Registrant on February 8, 2010, File No. 2-14213, and incorporated herein by reference).

(43)     Articles of Amendment of American Century Mutual Funds, Inc., dated February 16, 2010 (filed electronically as Exhibit a41 to Post-Effective Amendment No. 126 to the Registration Statement of the Registrant on February 28, 2011, File No. 2-14213, and incorporated herein by reference).

(44)     Articles of Amendment of American Century Mutual Funds, Inc., dated June 28, 2010 (filed electronically as Exhibit a42 to Post-Effective Amendment No. 126 to the Registration Statement of the Registrant on February 28, 2011, File No. 2-14213, and incorporated herein by reference).

(45)     Articles Supplementary of American Century Mutual Funds, Inc., dated November 1, 2010 (filed electronically as Exhibit a43 to Post-Effective Amendment No. 126 to the Registration Statement of the Registrant on February 28, 2011, File No. 2-14213, and incorporated herein by reference).

(46)     Articles of Amendment of American Century Mutual Funds, Inc., dated September 7, 2011 (filed electronically as Exhibit a46 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(47)     Articles of Amendment of American Century Mutual Funds, Inc., dated May 2, 2013, are included herein.

(b)     Amended and Restated By-laws, dated December 4, 2012 (filed electronically as Exhibit b to Post-Effective Amendment No. 133 to the Registration Statement of the Registrant on February 28, 2013, File No. 2-14213, and incorporated herein by reference).

(c)     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, and Article Eighth, of Registrant’s Articles of Incorporation, appearing as Exhibit (a)(1) herein and Article Fifth of Registrant’s Articles of Amendment, appearing as Exhibit (a)(4) herein and Sections 3-11 of Registrant’s Amended and Restated Bylaws, appearing as Exhibit b herein.

(d)     (1)     Restated Management Agreement with American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit d1 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(2)     Amendment No. 1 to Restated Management Agreement with American Century Investment Management, Inc., effective as of September 30, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(3)     Amendment No. 2 to Restated Management Agreement with American Century Investment Management, Inc., effective as of July 26, 2013, is included herein.

(e)     (1)     Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective as of July 26, 2013, is included herein.

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(2)     Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of American Century International Bond Funds on April 30, 2007, File No. 333-43321, and incorporated herein by reference).

(f)     Not Applicable.

(g)     (1)     Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(2)     Custody Fee Schedule with State Street Bank and Trust Company, dated as of July 29, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(h)     Amended and Restated Transfer Agency Agreement between American Century Mutual Funds, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(i)     Opinion and Consent of Counsel, dated July 25, 2013, is included herein.

(j)     Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated July 22, 2013, is included herein.

(k)     Not applicable.

(l)     Not applicable.

(m)     (1)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class), effective as of September 30, 2011 (filed electronically as Exhibit m1 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(2)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class), effective as of September 30, 2011 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(3)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (B Class), dated January 1, 2008 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(4)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class), effective as of September 30, 2011 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 129 to the Registration Statement of the Registrant on September 29, 2011, File No. 2-14213, and incorporated herein by reference).

(n)     Amended and Restated Multiple Class Plan, effective as of July 26, 2013, is included herein.

(o)     Reserved.

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(p)     (1)     American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 2010, File No. 2-82734, and incorporated herein by reference).

(2)     Independent Directors’ Code of Ethics amended March 4, 2000 (filed electronically as Exhibit p2 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(q)     (1)     Power of Attorney, dated December 4, 2012 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 57 to the Registration Statement of American Century Capital Portfolios, Inc. on February 28, 2013, File No. 33-64872, and incorporated herein by reference).

(2)     Secretary’s Certificate, dated December 4, 2012 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 57 to the Registration Statement of American Century Capital Portfolios, Inc. on February 28, 2013, File No. 33-64872, and incorporated herein by reference).

Item 29. Persons Controlled by or Under Common Control with Fund

The persons who serve as the directors of the Registrant also serve, in substantially identical capacities, the following investment companies:

American Century Asset Allocation Portfolios, Inc.

American Century Capital Portfolios, Inc.

American Century Growth Funds, Inc.

American Century Mutual Funds, Inc.

American Century Strategic Asset Allocations, Inc.

American Century Variable Portfolios, Inc.

American Century World Mutual Funds, Inc.

Because the boards of each of the above-named investment companies are identical, these companies may be deemed to be under common control.

Item 30. Indemnification

The Registrant is a Maryland corporation. Section 2-418 of the General Corporation Law of Maryland allows a Maryland corporation to indemnify its directors, officers, employees and agents to the extent provided in such statute.

Article Eighth of the Registrant’s Articles of Incorporation requires the indemnification of the corporation's directors and officers to the extent permitted by the General Corporation Law of Maryland, the Investment Company Act and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31. Business and Other Connections of the Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

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Edward Boyle (Vice President of ACIM). Served as Portfolio Manager, FX Concepts, principal address is 3 Park Ave, New York, NY 10016, 2007 to 2013.

Radu Gabudean (Vice President of ACIM). Served as Vice President of Quantitative Strategies, Barclays Capital, principal address is 745 7th Avenue, New York, NY 10019, 2010 to 2013.

Vinod Chandrashekaran (Senior Vice President of ACIM). Served as Head of Risk Management-Quantitative Equity and Global Macro strategies, BlackRock/Barclays Global Investors, 400 Howard Street, San Francisco, CA 94005, 2003 to 2013.

The principal address for ACIM is 4500 Main Street, Kansas City, MO 64111.

Item 32. Principal Underwriters

I.     (a)     American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.

American Century California Tax-Free and Municipal Funds

American Century Capital Portfolios, Inc.

American Century Growth Funds, Inc.

American Century Government Income Trust

American Century International Bond Funds

American Century Investment Trust

American Century Municipal Trust

American Century Mutual Funds, Inc.

American Century Quantitative Equity Funds, Inc.

American Century Strategic Asset Allocations, Inc.

American Century Target Maturities Trust

American Century Variable Portfolios, Inc.

American Century Variable Portfolios II, Inc.

American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)     The following is a list of the directors and executive officers of ACIS as of May 15, 2013:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Peter Cieszko	Director, President and Chief Executive Officer	none

Gary P. Kostuke	Director and Senior Vice President	none

Barry C. Mayhew	Director and Senior Vice President	none

Martha G. Miller	Director and Senior Vice President	none

Sheila Hartnett-Devlin	Director and Senior Vice President	none

Steven J. McClain	Director and Senior Vice President	none

Joseph D’Agostino	Senior Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Richard T. Luchinsky	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Joe Schultz	Senior Vice President	none

Elizabeth A. Young	Chief Privacy Officer, Senior AML Officer and Vice President	none

Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

David Bedrick	Vice President	none

Stacey L. Belford	Vice President	none

Hayden S. Berk	Vice President	none

Andrew M. Billingsley	Vice President	none

James D. Blythe	Vice President	none

James H. Breitenkamp	Vice President	none

Joel Brous	Vice President	none

Bruce W. Caldwell	Vice President	none

Alan D. Chingren	Vice President	none

William Collins	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Ellen DeNicola	Vice President	none

Christopher J. DeSimone	Vice President	none

David P. Donovan	Vice President	none

G. Patrick Dougherty	Vice President	none

Kenneth J. Dougherty	Vice President	none

Ryan C. Dreier	Vice President	none

Kevin G. Eknaian	Vice President	none

Jill A. Farrell	Vice President	none

Robert Finley	Vice President	none

David R. Ford	Vice President	none

William D. Ford	Vice President	none

Michael C. Galkoski	Vice President	none

Diane Gallagher	Vice President	none

Gregory O. Garvin	Vice President	none

Owen Geisz	Vice President	none

Aysun Gelisen	Vice President	none

Wendy Costigan Goodyear	Vice President	none

John (Jay) L. Green	Vice President	none

Michael K. Green	Vice President	none

Brandon G. Grier	Vice President	none

Steven Hanson	Vice President	none

Marni B. Harp	Vice President	none

Brett G. Hart	Vice President	none

Stacey L. Hoffman	Vice President	none

B.D. Horton	Vice President	none

Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

9

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Wesley S. Kabance	Vice President	none

David A. Keefer	Vice President	none

Christopher W. Kilroy	Vice President	none

Matthew S. Kives	Vice President	none

William L. Kreiling	Vice President	none

Jack R. Kulpa	Vice President	none

Maria Kutscher	Vice President	none

Michael LaPointe	Vice President	none

John A. Leis	Vice President	none

Edward Lettieri	Vice President	none

Jesse C. Martin	Vice President	none

Thomas C. McCarthy	Vice President	none

James C. McCoun	Vice President	none

Jeff McCroy	Vice President	none

Joseph P. McGivney, Jr.	Vice President	none

Peter J. McHugh	Vice President	none

Victor V. Melinauskas	Vice President	none

Christopher M. Monachino	Vice President	none

Debra K. Morris	Vice President	none

Sandra K. Morris	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Kathleen L. Nelkin	Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Kelly A. Ness	Vice President	none

Jay W. Newnum	Vice President	none

John E. O’Connor	Vice President	none

Patrick J. Palmer	Vice President	none

Christy A. Poe	Vice President	none

JP Raflo	Vice President	none

Douglas K. Reber	Vice President	none

Cheryl Redline	Vice President and Treasurer	none

David E. Rogers	Vice President	none

Gerald M. Rossi	Vice President	none

Brett A. Round	Vice President	none

Michael (Mick) F. Schell	Vice President	none

Amy D. Schumaker	Vice President and Chief Compliance Officer	none

Tracey L. Shank	Vice President	none

Daniel E. Shepard	Vice President	none

Steven Silverman	Vice President	none

Michael W. Suess	Vice President	none

Michael T. Sullivan	Vice President	none

Kenneth Sussi	Vice President	none

Stephen C. Thune	Vice President	none

Robert Thurling	Vice President	none

Tina Ussery-Franklin	Vice President	none

Margaret E. VanWagoner	Vice President	none

James T. Walden	Vice President	none

J. Mitch Wurzer	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)     Not applicable.

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Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111; and JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245.

Item 34. Management Services – Not Applicable.

Item 35. Undertakings – Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 25th day of July 2013.

.

American Century Mutual Funds, Inc.
(Registrant)
By: * ___________________________________ Jonathan S. Thomas President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE
* _________________________________ Jonathan S. Thomas	President and Director	July 25, 2013

* _________________________________ C. Jean Wade	Vice President, Treasurer and Chief Financial Officer	July 25, 2013

* _________________________________ Thomas A. Brown	Director	July 25, 2013

* _________________________________ Barry Fink	Director	July 25, 2013

* _________________________________ Andrea C. Hall, Ph.D.	Director	July 25, 2013

* _________________________________ Jan M. Lewis	Director	July 25, 2013

* _________________________________ James A. Olson	Director	July 25, 2013

* _________________________________ Donald H. Pratt	Chairman of the Board and Director	July 25, 2013

* _________________________________ M. Jeannine Strandjord	Director	July 25, 2013

* _________________________________ John R. Whitten	Director	July 25, 2013

* _________________________________ Stephen E. Yates	Director	July 25, 2013

*By: /s/ Elizabeth L. Richards ____________________________________ Elizabeth L. Richards Attorney in Fact (pursuant to Power of Attorney dated December 4, 2012)

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF DOCUMENT

NUMBER

EXHIBIT (a) (47)	Articles of Amendment of American Century Mutual Funds, Inc., dated May 2, 2013.

EXHIBIT (d) (3)	Amendment No. 2 to Restated Management Agreement with American Century Investment Management, Inc., effective as of July 26, 2013.

EXHIBIT (e) (1)	Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective as of July 26, 2013.

EXHIBIT (i)	Opinion and Consent of Counsel, dated July 25, 2013.

EXHIBIT (j)	Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated July 22, 2013.

EXHIBIT (n)	Amended and Restated Multiple Class Plan, effective as of July 26, 2013.